UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

__________________ROBLOX CORPORATION___________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Letter from the Founder and CEO

Fellow Shareholders,

This year marks Roblox’s third year as a public company. Over the last three years, the company grew daily active users (DAUs) 110% as we ‘aged up’ and expanded internationally. In 2023, we delivered our strongest year ever in revenue, bookings, DAUs, and Hours Engaged.

We also reinforced our competitive advantages by expanding our leadership team, investing in critical infrastructure, and empowering our Roblox developer community with new tools and technologies. Last year at our annual Investor Day, we discussed unlocking new value on the platform with the addition of advertising and e-commerce to complement our core microtransaction economy, bolstering the long-term growth roadmap of the company.

But, I want to take a step back to look at what is behind our growth. Our vision is to reimagine the way people come together. A fundamental part of being human is connecting, sharing, and doing things together. We are building an immersive shared-experiences platform to enhance and deepen positive human connection.

We believe we are at a critical moment for humanity. The news is full of headlines about how society is becoming less happy, more anxious, and more polarized. The incredible pace of technology with advances in areas like artificial intelligence (AI) is both awe-inspiring and anxiety-inducing. In a world that is more connected than ever, people are reporting feeling more and more isolated. According to the US Surgeon General, a lack of social connection can be as lethal as smoking 15 cigarettes a day.

While there is always concern about the potential impacts of new technologies, we remain optimistic. As digital technologies become more capable of mirroring and augmenting the physical world, new opportunities for human connection, communication, togetherness, and learning emerge.

At Roblox, we are creating an entirely new category with a mission to connect a billion people with optimism and civility. Every day, more than 70 million users come to Roblox to create, play, work, learn, and connect with each other in experiences built by our global community of creators.

In 2006 when we formed Roblox, we envisioned a singular platform to bring people together when they could not be together in real life. In 2023, 6.8 billion friendships were made on the platform with 18.6 million new friendships being formed daily. We view this not just as a big opportunity, but as a huge responsibility.

Safety and civility have been a foundation of our platform since day one. We built our first moderation system within a month of launching our platform and have stringent safety systems we constantly improve and evolve. We build safety features into design, employ a worldwide team of moderators who are working 24/7, partner with leading global organizations, and maintain a strict set of Community Standards. In 2023, we made great strides through AI and machine learning to not only improve our automated content moderation, but gain greater efficiencies. As we look to the future and continue to scale, we are focused on building a dynamic set of systems where age-appropriate experiences for every life stage can be found.

We have already brought so much of our vision to life through years of relentless innovation.  Everyday our teams focus on solving cutting-edge technical challenges to enable more immersive communication, expand opportunities for our users to express themselves, and simplify ways to create and build on our platform. Most importantly, we are doing all of this in a safe, civil, and welcoming environment.

We are building a future where Roblox is “the place” to connect and communicate with family, friends, both old and new, and people around the world to forge new communities and share experiences with others who have similar interests. We are shepherding new and better ways for people to come together when they cannot be together in the real world.

We are enjoying having you along for our journey.

David Baszucki

Founder, President, CEO and Chair of our Board of Directors

1	2024 PROXY STATEMENT

Notice of 2024 Annual Meeting of Stockholders

970 Park Place
San Mateo, California 94403

To the Stockholders of Roblox Corporation:

On behalf of our board of directors, it is our pleasure to invite you to attend the 2024 annual meeting of stockholders (including any adjournment or postponement thereof, the “Annual Meeting”) of Roblox Corporation. The Annual Meeting will be held virtually via live webcast at https://web.lumiagm.com/215721927 (password: roblox2024), originating from San Mateo, California, on Thursday, May 30, 2024 at 8:00 a.m., Pacific Time.

We are holding the Annual Meeting to seek your approval of the following proposals:

Proposals	Board Vote Recommendation	For Further Details
1. Election of Class III Directors	“FOR” each director nominee	Page 11
2. Advisory Vote on the Compensation of our Named Executive Officers	“FOR”	Page 43
3. Ratification of the Independent Registered Public Accounting Firm	“FOR”	Page 80

These items of business are more fully described in the proxy statement accompanying this letter.

Stockholders will also act on any other business properly brought before the meeting. At this time we are not aware of any such additional matters.

The record date for the Annual Meeting is April 1, 2024. Only stockholders of record of our Class A common stock and Class B common stock at the close of business on the record date may vote at the Annual Meeting. For stockholders of record, to vote in the Annual Meeting, you will need the control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card. If you are a street name stockholder, you will need to obtain a legal proxy from your broker, bank, or other nominee in order to vote your shares at the Annual Meeting.

On or about April 11, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report. This notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: http://astproxyportal.com/ast/24055/.

Whether or not you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions via the Internet, telephone, or mail as soon as possible.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary will convene the meeting at 9:00 a.m. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of Roblox’s website at https://ir.roblox.com.

By order of the board of directors,

MARK REINSTRA

General Counsel and Corporate Secretary
San Mateo, California
April 11, 2024

2

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

How to Vote in Advance of the Meeting

Internet	Telephone	Mail	Qr Code
www.voteproxy.com	1-800-776-9437 (U.S. and Canada) 1-718-921-8500 (all other countries)	Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	Scan this QR code to vote with your mobile device

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 30, 2024. The proxy statement and the annual report are available at http://astproxyportal.com/ast/24055/.

3	2024 PROXY STATEMENT

4

Proxy Summary

This proxy summary highlights information regarding Roblox Corporation (“Roblox” or the “Company”) and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our 2023 annual report to stockholders for detailed information regarding the 2023 financial and operating performance of Roblox, including the audited financial statements and related notes included in the report.

ITEM 1
Election of Class III Directors	SEE PAGE 11
THE BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

ITEM 2
Advisory Vote on the Compensation of our Named Executive Officers	SEE PAGE 43
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

ITEM 3
Ratification of the Independent Registered Public Accounting Firm	SEE PAGE 80
THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

PLEASE VOTE TODAY

Your vote is important. Whether or not you plan to virtually attend the annual meeting, we urge you to vote promptly. Please carefully review the proxy materials and follow the instructions to cast your vote on all of the proposals.

QUESTIONS AND ANSWERS ABOUT THE 2024 ANNUAL MEETING

Please see “Questions and Answers About the Proxy Materials and 2024 Annual Meeting” for important information about the annual meeting, virtual meeting format, proxy materials, voting, Company documents, communications, deadlines to submit stockholder proposals and other pertinent information.

5	2024 PROXY STATEMENT

PROXY SUMMARY

Note About Forward-Looking Statements

This document includes forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical or current facts made in this document are forward-looking. We use words such as “anticipate”,” believe,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “future,” “intend,” “target,” “project,” “plan,” “contemplate,” “predict” and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the year ended December 31, 2023. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements we make.

Note About Our Website and Reports

None of the statements on our website, other websites, or the current or periodic reports referenced or discussed in this proxy statement, are deemed to be part of, or incorporated by reference into, this proxy statement. Some of the statements on our website, other websites, or the current or periodic reports herein, may contain cautionary statements regarding forward-looking information that should be carefully considered. The statements on our website, other websites, or other current or periodic reports may also change at any time and we undertake no obligation to update them, except as required by law.

6

PROXY SUMMARY

Board Highlights

			Committee Memberships			Other Public Company Directorships
		Director Since	ACC	LDCC	NCGC
Nominees	Anthony P. Lee IND, LEAD Vice President of Altos Ventures Management Inc.	2008			■	—
	Andrea Wong IND Former President of International Production for Sony Pictures Television and International for Sony Pictures Entertainment	2020		■		3
Continuing	Christopher Carvalho IND Former Chief Operating Officer of Kabam Games Inc.	2015				1
	Gina Mastantuono IND Chief Financial Officer of ServiceNow Inc.	2021	■			—
	Jason Kilar IND Former CEO of Warner Media, LLC	2023				1
	David Baszucki Founder, President, Chief Executive Officer and Chair of Roblox Corporation	2004				—
	Gregory Baszucki Co-Founder of Founder Partners, Chief Executive Officer of Wheelhouse Enterprises	2008				—

ACC – Audit and Compliance Committee
LDCC – Leadership Development and Compensation Committee
NCGC – Nominating and Corporate Governance Committee

Member
◼ Chairperson
LEAD Lead Independent Director
IND Independent

7	2024 PROXY STATEMENT

PROXY SUMMARY

A Diverse and Skilled Board

We believe that our diverse board of directors (our “Board”) has an appropriate mix of skills, expertise and experience to oversee critical matters of the Company and to represent the interests of our stockholders.

Skill / Experience	Criteria / Description	Members with Experience
Public Company CEO / Executive	Experience as a current or former CEO, President, CFO and/or COO within the past 5 years	■■■
Public Company Board (excluding Roblox)	Experience serving as a member of a public company board within the last five years (excluding Roblox)	■■■
Private Company Board (excluding Roblox)	Current or prior experience as a member of a privately-held company board (excluding Roblox)	■■■■■■■
Entertainment Industry	Experience and expertise with the entertainment and media industry and businesses	■■■■
Government Relations / Regulatory	Background or experience in regulatory and public policy	■■
Technology / Digital Media	Experience and expertise in technology-related business or technology functions, resulting in knowledge of how to anticipate technological trends and an understanding of technology related risks	■■■■■■
Public Company Finance	Experience as an executive responsible for financial results of a breadth and complexity comparable to Roblox	■■
Audit / Accounting	Experience with accounting, financial reporting processes and internal controls, including experience working with financial statements and auditors	■■■■■
Mergers and Acquisitions	M&A and integration experience (including buy-and sell-side) as a public company director	■■■■
Cybersecurity	Understanding of and experience in overseeing corporate cybersecurity programs and having a history of participation in relevant cyber education	■■
International Operations	Experience with the challenges companies face in building out international operations and compliance programs	■■■■■■
People / Compensation	Expertise in aligning Company culture, performance, reward and talent with strategy as well as remote and flexible work strategies	■■■■■■■
Leadership Development	Experience with corporate governance requirements, leadership development and succession planning of management	■■■■■■
Corporate History and Evolution	Experience and understanding of Roblox's corporate history and evolution	■■■■■■■

8

PROXY SUMMARY

Corporate Governance Highlights

We believe that good corporate governance promotes the long-term interests of our stockholders, strengthens our Board and management accountability and leads to better business performance. For these reasons, we are committed to maintaining strong corporate governance practices.

Details regarding our corporate governance practices can be found in the “Corporate Governance” section beginning on page 19, including the following highlights:

◼
strong lead independent director with expansive duties;
◼
board comprised of 71.4% independent directors;
◼
executive sessions of non-management directors and at least two annual executive sessions of independent directors;
◼
annual Board and committee self-evaluations;
◼
strong Board diversity;
◼
detailed strategy and risk oversight by board and committees;
◼
no director overboarding;
◼
100% independent Board committees;

◼
focus on executive officer succession planning;
◼
director onboarding program and continuing director education;
◼
periodic review of committee charters and key governance policies;
◼
stock ownership guidelines for directors and executive officers;
◼
commitment to fostering a diverse and inclusive workplace;
◼
focus on Company culture; and
◼
annual advisory Say-on-Pay vote.

9	2024 PROXY STATEMENT

PROXY SUMMARY

Executive Compensation Highlights

Pay for Performance and Stockholder Alignment

Our compensation program focuses on ownership, long-term retention and value creation.

■	Base Salary + Long-Term Equity Awards in 2023
■	CEO: 100% of compensation was based on the Founder and CEO Long-Term Performance Award and required substantial share price growth over a five-year performance period for vesting.
■	Other NEOs: over 90% of compensation of our other continuing named executive officers (“NEOs”) was equity-based and subject to either time-based vesting over three years or performance-based vesting, based on achievement against bookings and adjusted EBITDA targets.

Compensation Practices

WHAT WE DO	WHAT WE DO NOT DO
✔
100% independent directors on our Leadership Development and Compensation Committee (“LDCC”)
✔
Independent compensation advisor, who provides no other services to the Company
✔
In 2023, our CEO’s entire compensation was at-risk, and based on substantial stock price performance
✔
Annual review of NEO compensation levels using size appropriate peer group and broader technology industry survey data
✔
Double-trigger change in control arrangements
✔
Assess the risk-reward balance of our compensation programs to mitigate undue risks
✔
Robust stock ownership requirements apply to all executive officers and non-employee directors
✔
Annual advisory vote on NEO compensation
✔
Regular reviews of executive officer compensation and peer group data
✖ No pension plans ✖ No hedging or pledging of our stock by directors, executives or employees ✖ No excise tax gross-ups upon a change in control

10

Board of Directors

ITEM 1: Election of Class III Directors

Our Board

Our Board is currently comprised of seven members. We have a classified board consisting of three classes, designated as Class I, Class II and Class III, each serving staggered three-year terms. Information regarding each director nominee and continuing director is set forth below. As detailed further in this proxy statement, our Board, including the two director nominees, reflects a broad array of knowledge, experience, skills, backgrounds and other attributes, including diversity.

Nominees

Upon the recommendation of our Nominating and Corporate Governance Committee (“NCGC”), our Board has nominated Anthony Lee and Andrea Wong for election as Class III directors at the Annual Meeting for new three-year terms, each to serve until the 2027 annual meeting of stockholders and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.

Voting Considerations

Each of the nominees has consented to being named in the proxy statement and to continue to serve as a director, if elected; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board to fill such vacancy.

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of the nominees. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

Each director is elected by a plurality of the voting power of our common stock present in person (including virtually) or represented by proxy at the meeting and entitled to vote on the election of directors. Because the outcome of this proposal will be determined by a plurality vote, any shares not voted “FOR” a particular nominee, whether as a result of choosing to “WITHHOLD” authority to vote or a broker non-vote, will not have an effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES NAMED BELOW

11	2024 PROXY STATEMENT

BOARD OF DIRECTORS

Director Nominees

The following biographies are for our Class III nominees up for election for a three-year term expiring at the 2027 annual meeting.

Anthony P. Lee

Vice President of Altos
Ventures Management,
Inc.

Age: 53

Director Since:
2008

Committees:

Nominating and
Corporate Governance
(Chair); Lead Independent
Director

Andrea Wong

Former President of
International Production
for Sony Pictures
Television and
International for Sony
Pictures Entertainment

Age: 57

Director Since: 2020

Committees:

Leadership Development
and Compensation (Chair),
Nominating and
Corporate Governance

Background

Mr. Lee has served as a member of our Board since February 2008 and was appointed as our Lead Independent Director in November 2020. He joined Altos Ventures in May 2000 and is currently a Vice President of Altos Ventures Management, Inc., which manages a family of international, technology-focused venture capital funds. He is a managing director of each fund. In addition, Mr. Lee currently serves on the board of directors of several private companies and non-profit organizations. He holds an AB in Politics from Princeton University and an MBA from the Stanford Graduate School of Business.

Director Qualifications

We believe that Mr. Lee is qualified to serve on our Board because of his significant knowledge of and history with our Company and his experience as a seasoned investor and current and former director of many companies.

Background

Ms. Wong has served as a member of our Board since August 2020. Ms. Wong has served as a member of the board of directors of Liberty Media Corporation, an owner and operator of various media, communications and entertainment businesses, since September 2011 and Qurate Retail, Inc., an owner and operator of various digital commerce businesses since April 2010. Ms. Wong has served as a member of the board of directors of Hudson Pacific Properties Inc., a real estate investment trust since August 2017. From September 2011 to March 2017, Ms. Wong served as President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment. From April 2007 to April 2010, she served as President and Chief Executive Officer of Lifetime Entertainment Services. Ms. Wong served in various positions with ABC, Inc., a subsidiary of The Walt Disney Company, from August 1993 to March 2007, most recently as Executive Vice President, Alternative Series, Specials and Late Night. Ms. Wong previously served as a director of Hudson’s Bay Company, a Canadian retail company, and Oaktree Acquisition Corp, Oaktree Acquisition Corp II, and Social Capital Hedosophia Holdings Corp., each a blank check company. Ms. Wong holds a BS in electrical engineering from the Massachusetts Institute of Technology and an MBA from the Stanford Graduate School of Business.

Director Qualifications

We believe that Ms. Wong is qualified to serve on our Board because of her extensive background in media programming across a variety of platforms, her executive leadership experience with the management and operation of companies in the entertainment sector, and her experience as a current and former director of many companies.

12

BOARD OF DIRECTORS

Continuing Directors

The following biographies are for each Class I director whose current term will expire at the 2025 annual meeting.

Christopher Carvalho

Former Chief Operating
Officer of Kabam, Inc.

Age: 58

Director Since: 2015

Committees:

Audit and Compliance,
Nominating and
Corporate Governance

Jason Kilar

Former CEO of
WarnerMedia, Inc.

Age: 52

Director Since: 2023

Committees:

Audit and Compliance,
Leadership Development
and Compensation

Background

Mr. Carvalho has served as a member of our Board since December 2015. Between January 2010 and December 2013, Mr. Carvalho served as Chief Operating Officer of Kabam, Inc., a developer of online computer games. From June 2008 to October 2010, he served as Vice President and General Manager of SmartyCard, a division of Gazillion Entertainment, a developer of online computer games. Between January 1999 and June 2008, Mr. Carvalho served in several capacities with Lucasfilm Ltd., a film and entertainment company, including as the head of Business Development. Mr. Carvalho serves on the board of Modern Times Group MTG AB, a digital entertainment company listed on the Nasdaq Stockholm AB. Between 2016 and 2019, Mr. Carvalho served as a member of the board of directors of G5 Entertainment AB, a developer and publisher of mobile games listed on the Nasdaq Stockholm AB main market and the Nasdaq OTCQX. Mr. Carvalho holds an MBA from the University of California, Los Angeles Anderson School of Management and a BS in Business Administration from the University of California, Berkeley, Haas School of Business.

Director Qualifications

We believe that Mr. Carvalho is qualified to serve on our Board because of his executive level experience in online gaming, his general experience with and knowledge of the industry in which we operate, and his experience as a current and former director of many companies.

Background

Mr. Kilar has served as a member of our Board since September 2023. Since March 2019, Mr. Kilar has also served as a member of the board of directors of Opendoor Technologies Inc. Since September 2017, Mr. Kilar has served as a member of the board of directors of Wealthfront Inc. Previously, Mr. Kilar served as the Chief Executive Officer of Warner Media, LLC, a media and entertainment subsidiary of its public company parent, WarnerBros. Discovery, Inc. from May 2020 to April 2022. Prior to that, Mr. Kilar co-founded and served as the Chief Executive Officer of Vessel Group, Inc., a video platform company, from 2013 to 2017. Prior to Vessel Group, Mr. Kilar served as the founding Chief Executive Officer of Hulu, LLC, a streaming service company, from 2007 to 2013. Mr. Kilar also served in a variety of senior leadership roles with Amazon.com, Inc., an e-commerce technology company, from 1997 to 2006, including as Senior Vice President, Worldwide Application Software, and Vice President and General Manager of Amazon’s North American media businesses. He has also served on various other private company boards of directors, including Univision Communications Inc. from September 2016 to April 2020 and Brighter Inc. from 2013 until its acquisition by Cigna Corporation in 2017. Mr. Kilar received his B.A. degree in Journalism and Business Administration from University of North Carolina at Chapel Hill and M.B.A. degree from Harvard Business School.

Director Qualifications

We believe that Mr. Kilar is qualified to serve on our Board because of his deep expertise in operations as a former CEO and seasoned board member, and his extensive experience with technology, high-growth, media, consumer and digital companies.

13	2024 PROXY STATEMENT

BOARD OF DIRECTORS

Gina Mastantuono

Chief Financial Officer of
ServiceNow, Inc.

Age: 53

Director Since: 2021

Committees:

Audit and Compliance
(Chair), Leadership
Development and
Compensation

Background

Ms. Mastantuono has served as a member of our Board since April 2021. Ms. Mastantuono has served as the Chief Financial Officer of ServiceNow, Inc. since January 2020. From December 2016 to January 2020, Ms. Mastantuono served as Executive Vice President and Chief Financial Officer of Ingram Micro Inc., a provider of global technology and supply chain services and as its Executive Vice President, Finance from April 2013 to December 2016. From June 2007 to April 2013, Ms. Mastantuono served as Senior Vice President, Chief Accounting Officer and International Chief Financial Officer of Revlon, Inc., a cosmetics, skin care, fragrance and personal care company. Before Revlon, Ms. Mastantuono held various finance executive roles at InterActiveCorp., a publicly traded operator of a diversified portfolio of specialized and global brands, and Triarc Companies, Inc., a publicly traded consumer products company. Ms. Mastantuono currently serves on the board of directors of Gong.io Inc., a revenue intelligence platform company. She began her career at Ernst & Young, LLP in New York. Ms. Mastantuono is a certified public accountant with more than 20 years of finance experience. Ms. Mastantuono attended the State University of New York at Albany, where she earned a BS degree in Accounting and Business Administration.

Director Qualifications

We believe Ms. Mastantuono is qualified to serve on our Board because of her deep financial and strategic acumen and her extensive management experience with global technology companies. Further, Ms. Mastantuono’s financial expertise over 20 years in finance provides her with the necessary skills and experience to perform audit and compliance committee functions.

14

BOARD OF DIRECTORS

The following biographies are for each Class II director whose current term will expire at the 2026 annual meeting.

David Baszucki

Founder, President, Chief
Executive Officer and Chair
of the Board

Age: 61

Director Since: 2004

Background

Mr. Baszucki has served as our Founder, President, Chief Executive Officer and member of our Board since March 2004. From July 1989 until December 1998, Mr. Baszucki served in various positions at Knowledge Revolution, a developer of 2D and 3D motion simulation software, which was acquired in December 1998 by MSC Software Corporation, a software company that specializes in simulation software, and which was acquired by Hexagon AB, a global technology group focused on precision measuring technologies, in February 2017. Between December 1998 and December 2000, Mr. Baszucki served in various positions at MSC Software Corporation, most recently as General Manager. Mr. Baszucki currently serves as a member of the board of directors of the Paley Center for Media. Mr. Baszucki holds a BS in Electrical Engineering from Stanford University.

Director Qualifications

We believe that Mr. Baszucki is qualified to serve on our Board because of the perspective and experience he brings as our Founder, President, Chief Executive Officer and Chair of our Board.

Gregory Baszucki

Co-Founder of Founder
Partners, Chief Executive
Officer of Wheelhouse
Enterprises

Age: 59

Director Since: 2008

Background

Mr. Baszucki has served as a member of our Board since February 2008. Since January 2013, Mr. Baszucki has served as a Co-Founder of Founder Partners, a closely held partnership which builds and invests in capital efficient mobile, Internet and software companies. He is also the Chief Executive Officer of Wheelhouse Enterprises, Inc., a marketplace for buyers and sellers of business software and has served as such since its founding in January 2009. Prior to Founder Partners and Wheelhouse Enterprises, Mr. Baszucki founded and served as President of Dealix Corporation, an online automotive sales company between November 1998 and November 2006. Mr. Baszucki currently serves as a member of the board of directors of Interactive Memories, Inc, a private company. Mr. Baszucki holds a BS in Electrical Engineering from University of Minnesota-Twin Cities.

Director Qualifications

We believe that Mr. Baszucki is qualified to serve on our Board because of his significant knowledge of and history with our Company, his executive leadership experience, his extensive experience as an entrepreneur, and his experience as a current and former director of many companies.

15	2024 PROXY STATEMENT

BOARD OF DIRECTORS

Board Composition

We are committed to having a skilled and experienced Board that will provide sound oversight as Roblox continues to execute on its long-term growth strategy.

In 2023, we appointed a new independent director to our Board, Jason Kilar, enhancing public company CEO and board experience and industry experience.

Identification and Consideration of New Nominees

Our NCGC is responsible for reviewing with the Board the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. Our NCGC uses a variety of methods to identify and evaluate director nominees. Our NCGC and our Board evaluate each director in the context of the membership of the Board as a group, with the objective of maintaining a Board that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of backgrounds and experiences in various areas. While the Board has not established specific minimum qualifications for members of the Board, the Board believes that the assessment of director qualifications may include numerous factors, such as:

◼
character;
◼
professional ethics and integrity;
◼
judgment;
◼
business acumen;
◼
proven achievement and competence in one’s field;
◼
the ability to exercise sound business judgment;
◼
tenure on the Board and skills that are complementary to the Board;

◼
an understanding of the Company’s business;
◼
an understanding of the responsibilities that are required of a member of our Board;
◼
other time commitments; and
◼
diversity with respect to professional background, education, race, ethnicity, gender, age and geography, as well as other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board (collectively, the “Director Criteria”).

16

BOARD OF DIRECTORS

Director
Nomination Process

The NCGC is responsible for
identifying and screening
candidates for Board
membership and recommending candidates for Board membership to the entire Board

Director Candidate Evaluation

The NCGC considers:

◼	the current size and composition of the Board and the needs of the Board and its respective committees
◼	the Director Criteria
◼	other factors that the NCGC may consider appropriate

Screening of Candidate

The NCGC screening process includes:

◼	candidate interviews
◼	inquiry of the person or persons making the recommendation or nomination
◼	engagement of an outside search or consulting firm to gather additional information

Recommendation and Approval

The Board has final authority to approve
director candidates for nomination to
the Board, following recommendation
by the NCGC

This past year, as part of the Board succession planning and refreshment process, the NCGC, together with the Board, discussed the Board’s future composition needs. This discussion included the desired skills and attributes of new board members and the current and long-term needs of our business and the skills composition of our Board and committees. Through this process the Board identified prior operational expertise as a CEO as an important priority for overall Board composition. The NCGC worked with a third-party search firm to identify candidates with these skills and attributes. As a result of a robust and deliberate search process, in September 2023 we appointed Jason Kilar, former CEO of WarnerMedia, LLC, former CEO of the Vessel Group, Inc. and former Co-Founder and CEO of Hulu, LLC to our Board. In connection with Mr. Kilar’s appointment to the Board, he became a member of our LDCC and Audit and Compliance Committee (“ACC”).

17	2024 PROXY STATEMENT

BOARD OF DIRECTORS

Stockholder Recommendations and Nominations to the Board of Directors

The NCGC will consider director candidates recommended by stockholders holding at least 1% of the fully diluted capitalization of the Company continuously for at least 12 months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation, amended and restated bylaws, and applicable laws, rules and regulations, including those promulgated by the Securities and Exchange Commission (the “SEC”). The NCGC will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our policies and procedures for director candidates, as well as the Director Criteria. This process is designed to ensure that our Board includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should direct the recommendation in writing by letter, attention of the General Counsel or the Legal Department, at 970 Park Place, San Mateo, California 94403. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a statement of support by the recommending stockholder, a signed letter from the candidate confirming willingness to serve on our Board, information regarding any relationships between the candidate and our Company, evidence of the recommending stockholder’s ownership of our capital stock, and any other information required by our amended and restated bylaws. The NCGC has discretion to decide which individuals to recommend for nomination as directors.

Under our amended and restated bylaws, stockholders may also directly nominate persons for our Board. Any nomination must comply with the requirements set forth in our amended and restated bylaws and should be sent in writing to our Corporate Secretary. To be timely for the 2025 annual meeting of stockholders, nominations must be received by our Corporate Secretary observing the same deadlines for stockholder proposals discussed below under “Questions and Answers About the Proxy Materials and 2024 Annual Meeting — What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors? — Stockholder Proposals.”

18

Corporate Governance

Director Independence

Under the listing standards of the New York Stock Exchange (“NYSE”), independent directors must comprise a majority of a listed company’s Board unless the listed company qualifies as a “controlled company.” In addition, NYSE listing standards require that, subject to the “controlled company” exemption, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under NYSE listing standards, a director will only qualify as an “independent director” if the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). We believe we are eligible for, but do not take advantage of, the “controlled company” exemption to the corporate governance rules for NYSE-listed companies.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board has determined that five of our six non-employee directors (Mr. Carvalho, Mr. Kilar, Mr. Lee, Ms. Mastantuono and Ms. Wong) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and any transactions involving them described in the section titled “Transactions with Related Persons.”

Board Leadership Structure

We believe that the structure of our Board and its committees provides strong overall management of our Company. Mr. David Baszucki currently serves as both the Chair of our Board and as our Chief Executive Officer (“CEO”). As our founder, Mr. Baszucki is best positioned to identify strategic priorities, lead critical discussions, and execute our business plans.

Our Board has adopted corporate governance guidelines that provide that one of our independent directors should serve as our Lead Independent Director if the Chairperson of our Board is not independent. In addition, only independent directors serve on the ACC, LDCC and NCGC. As a result of the Board’s committee system, the existence of a majority of independent directors, and Lead Independent Director, the Board believes it maintains effective oversight of our business operations, including independent oversight of our financial statements, executive compensation, selection of director candidates, and corporate governance programs. We believe that the leadership structure of our Board is appropriate and enhances our Board’s ability to effectively carry out its roles and responsibilities on behalf of our stockholders, while Mr. Baszucki’s combined role enables strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

LEAD INDEPENDENT DIRECTOR DUTIES AND RESPONSIBILITIES

Our Corporate Governance Guidelines provide that if the Chairperson of our Board is not an independent director, our independent directors will designate one of the independent directors to serve as Lead Independent Director. Because Mr. David Baszucki is our Chair and CEO, our Board, including the independent directors, appointed Anthony P. Lee to serve as our Lead Independent Director in 2020. In appointing Mr. Lee as Lead Independent Director, the Board considered Mr. Lee’s demonstrated leadership during his tenure as a director, his contributions as the chair of the NCGC; and his prior contributions as a member of the ACC and LDCC. The Board continues to believe that Mr. Lee’s ability to act as a strong lead independent director provides balance in our leadership structure and is in the best interest of Roblox and its stockholders.

As Lead Independent Director, Mr. Lee:

◼
is responsible for calling, contributing to the agenda and presiding over separate meetings of our independent directors;
◼
reports to our CEO and Chair regarding feedback from executive sessions;
◼
serves as spokesperson for the Company as requested; and
◼
performs such additional duties as a majority of the independent directors may designate from time to time.

19	2024 PROXY STATEMENT

CORPORATE GOVERNANCE

Board Committees

Our Board has established the ACC, the LDCC, and the NCGC. Each committee member meets the requirements for independence under the listing standards of the NYSE and SEC rules and regulations, and each committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the NYSE. A copy of each charter is available on our website at ir.roblox.com under “Governance.” Members will serve on these committees until their resignation or until as otherwise determined by our Board. The composition and responsibilities of each of the committees of our Board is described below.

20

CORPORATE GOVERNANCE

Gina Mastantuono (Chair) Christopher Carvalho Jason Kilar 6 MEETINGS IN 2023

Audit and Compliance Committee

Our ACC is responsible for, among other things:

◼
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
◼
helping to ensure the independence and oversee the performance of the independent registered public accounting firm;
◼
reviewing and discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end results of operations;
◼
reviewing our financial statements and our critical accounting policies, principles and estimates;
◼
overseeing and monitoring the audit and integrity of our financial statements, accounting and financial reporting processes, and internal controls;
◼
overseeing the design, implementation, and performance of our internal audit function;
◼
overseeing our compliance with the Public Company Accounting Oversight Board (“PCAOB”), and other legal and regulatory requirements;
◼
adopting and overseeing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
◼
overseeing our policies on risk assessment and risk management;
◼
reviewing cybersecurity and data security risks and mitigation strategies;
◼
reviewing the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs;
◼
reviewing and approving related party transactions; and
◼
approving or, as required, pre-approving, all audit and all permissible non-audit services, to be performed by the independent registered public accounting firm.

Each member of the ACC meets the financial literacy and sophistication requirements of the listing standards of the NYSE.

No member of our ACC may serve on the audit committee (or other board committee performing equivalent functions) of more than three public companies, including Roblox, unless our Board determines that such simultaneous service would not impair the ability of such member to effectively serve on our ACC and we disclose such determination in our annual proxy statement.

Our Board has determined that Ms. Mastantuono is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K.

Our ACC has engaged a third-party consultant to advise on cybersecurity matters.

21	2024 PROXY STATEMENT

CORPORATE GOVERNANCE

Andrea Wong (Chair) Jason Kilar Gina Mastantuono 4 MEETINGS IN 2023

Leadership Development and Compensation Committee

Our LDCC is responsible for, among other things:

◼
reviewing and approving the corporate goals and objectives applicable to the compensation of our executive officers, including our CEO and evaluating the performance of each such officer in light thereof;
◼
reviewing, determining and approving the cash and equity compensation of our officers, including our CEO and other key employees;
◼
reviewing, approving and administering our employee benefit and equity incentive plans;
◼
advising our Board on management proposals to stockholders on executive compensation matters and overseeing management’s engagement with stockholders and proxy advisory firms on executive compensation matters;
◼
establishing, reviewing, and overseeing the development and implementation of employee compensation plans to ensure consistency with our general compensation strategy;
◼
reviewing and discussing our compensation policies and practices with management for risk assessment;
◼
reviewing and making recommendations regarding non-employee director compensation to our full Board;
◼
retaining or obtaining the advice of compensation advisors, independent legal counsel and other advisors; and
◼
periodically reviewing and discussing with our Board our corporate and CEO succession planning and leadership development plans for the CEO and other executive officers.

Compensation Committee Interlocks and Insider Participation

None of the members of our LDCC is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or LDCC. See the section titled “Transactions with Related Persons” for information about any related party transactions involving members of our LDCC or their affiliates.

22

CORPORATE GOVERNANCE

Anthony P. Lee (Chair) Andrea Wong Christopher Carvalho 3 MEETINGS IN 2023

Nominating and Corporate Governance Committee

Our NCGC is responsible for, among other things:

◼
identifying, evaluating, and selecting, or making recommendations to our Board regarding, nominees for election to our Board;
◼
considering and making recommendations to our Board regarding the composition of our Board and its committees;
◼
overseeing the evaluation of our Board, each of its Committees, and each director;
◼
reviewing and overseeing the Company's trust and safety programs and policies;
◼
overseeing and reviewing developments in our corporate governance practices, including developing and making recommendations to our Board regarding our corporate governance guidelines or framework; and
◼
developing, approving and reviewing compliance with the Company’s Code of Business Conduct and Ethics and reviewing conflicts of interest of directors and officers other than related party transactions reviewed by the ACC.

23	2024 PROXY STATEMENT

CORPORATE GOVERNANCE

Board and Committee Meetings

Meeting Attendance

During our fiscal year ended December 31, 2023, our Board held 4 meetings (including regularly scheduled and special meetings). Each director attended at least 90% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served.

Executive Sessions

To encourage and enhance communication among non-employee directors, and as required under applicable NYSE rules, our corporate governance guidelines provide that the non-employee directors will meet in executive sessions without management directors or management present on a periodic basis but no less than twice a year. Such executive sessions will be led by independent directors. In addition, if any of our non-employee directors are not independent directors, then our independent directors will also meet in executive session on a periodic basis but not less than twice a year.

Attendance at Annual Meeting of Stockholders

Each director is strongly encouraged to attend the Company’s annual meetings of stockholders. All then-serving directors attended our 2023 annual meeting of stockholders.

24

CORPORATE GOVERNANCE

Board Oversight of Risk

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational, in the pursuit and achievement of our strategic objectives. We have designed and implemented processes to manage risk in our operations.

BOARD OF DIRECTORS
◼
has responsibility for the oversight of our risk management framework, which is designed to identify, assess, and manage risks to which our Company is exposed, as well as to foster a corporate culture of integrity
◼
regularly reviews our strategic and operational risks in the context of discussions with management, question and answer sessions, and reports from the management team at each regular Board meeting

AUDIT AND COMPLIANCE COMMITTEE	LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
◼
assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance;
◼
discusses with management, the internal auditors, and the independent auditor guidelines and policies with respect to risk assessment and risk management, as well as potential conflicts of interest; and
◼
oversees our initiatives related to cybersecurity, including prevention and monitoring

◼
assesses risks arising from our compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk- taking and evaluates policies and practices that could mitigate such risks; and
◼
oversees succession planning initiatives
◼ assesses risks relating to our corporate governance practices and the independence of the Board; and ◼ oversees our initiatives related to trust and safety

MANAGEMENT
◼ is responsible for the day-to-day oversight and management of strategic, operational, legal and compliance, cybersecurity, and financial risks

25	2024 PROXY STATEMENT

CORPORATE GOVERNANCE

Leadership Development and Management Succession Planning

The Board and management team recognize the importance of continuously developing our executive talent. The LDCC periodically reviews the performance of, and succession planning for, our management team (including our CEO) and evaluates potential successors to management positions. In conducting its evaluation, the LDCC considers current and future organizational needs, competitive challenges, leadership and management potential and development and emergency situations.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates, including independence standards, and corporate governance policies and standards applicable to us in general. In addition, our Board has adopted a Code of Business Conduct and Ethics that applies to all of our and our subsidiaries’ employees, officers and directors, including our CEO, chief financial officer, and other executive and senior financial officers and our contractors, consultants and agents. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at ir.roblox.com under “Governance Documents.” We will disclose any amendments to our Code of Business Conduct and Ethics or any waivers of the requirements of our Code of Business Conduct and Ethics for directors and executive officers on the same website or in filings under the Exchange Act.

KEY CORPORATE GOVERNANCE GUIDELINES PROVISIONS
01 Board and Committee Self-Evaluations

The NCGC oversees an annual self-evaluation by the Board and each of its committees. The NCGC will utilize the results of this process in assessing Board composition and performance to further the interests of the Company and its stockholders in a manner consistent with the Company’s mission and core values.

02 Director Onboarding and Education

The NCGC oversees the Company’s director orientation and continuing education programs. The directors and the Company are committed to ensuring that all directors receive orientation and continuing education.

03 Limitation on Other Board Service	No director should serve on more than four additional public company boards without the approval of the Board. Our CEO should not serve on more than one additional public company board.
04 No Competing Board Service

No director should sit on the board of any competitor of the Company, and every director should do an annual review of their other directorships to assess whether competition with the Company may have evolved in the preceding year due to new product or service introductions, among other things.

05 Change in Employment

Directors are instructed to notify the NCGC if they become aware of circumstances, including changes of employment, that could materially interfere with their service as a director. The NCGC may request that the director cease the activity or, in more severe cases, submit his or her resignation from the Board.

26

CORPORATE GOVERNANCE

Communication with the Board

The Board believes that stockholders should have an opportunity to send communications to the non-management members of the Board. In cases where stockholders and other interested parties wish to communicate directly with the Company’s non-management directors, messages should be in writing and should be sent to the General Counsel, Chief Financial Officer or Legal Department by mail to the principal executive office of the Company. Any such communication should be made in accordance with the following policy.

Each communication should set forth (i) the name and address of the stockholder, as it appears on the Company’s books, and if the Company’s Class A common stock is held by a nominee, the name and address of the beneficial owner of the Company’s Class A common stock and (ii) the number of shares of the Company’s Class A common stock that are owned of record by the record holder and beneficially by the beneficial owner.

The Company’s General Counsel, Chief Financial Officer or Legal Department, in consultation with appropriate directors as necessary, shall review all incoming communications and screen for communications that (1) are solicitations for products and services, (2) relate to matters of a personal nature not relevant for the Company’s stockholders to act on or for the Board to consider and (3) matters that are of a type that render them improper or irrelevant to the functioning of the Board or the Company, including without limitation, mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material. If appropriate, the Company’s General Counsel, Chief Financial Officer or Legal Department will route such communications to the appropriate director(s) or, if none is specified, to the Chairperson of the Board or the Lead Independent Director if the Chairperson of the Board is not independent.

The Company’s General Counsel, Chief Financial Officer or Legal Department may decide in the exercise of his, her or its judgment whether a response to any communication is necessary and shall provide a report to the NCGC on a quarterly basis of any communications received for which the General Counsel, Chief Financial Officer or Legal Department has responded. These policies and procedures for communications with the non-management directors are administered by the NCGC.

These policies and procedures do not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders or (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

Family Relationships

David Baszucki, our Founder, President, CEO and Chair of our Board and Gregory Baszucki, one of our directors, are brothers. There are no other family relationships among any of our executive officers or directors.

27	2024 PROXY STATEMENT

Corporate Social Responsibility Highlights

At Roblox, we are focused on our mission to connect a billion people with optimism and civility. We are building an immersive platform for connection and communication that enriches the way people connect, create, and express themselves through shared experiences. We believe that the Roblox community, including our employees, developers, creators, and users, are our most important asset and we are dedicated stewards of our community and the environment. Our commitment to environmental, social and governance begins with our focus and aspirations around our people and the trust, safety and civility of our platform. Below we describe the highlights of our efforts in these areas.

Our Values

We have embraced four core values since we founded the Company that we expect our employees to incorporate into their daily actions:

01

Respect the community

We consider our impact on the world, strive to respect everyone’s best interests, and communicate authentically. We prioritize community before company, company before team, and team before individual.

02 We are responsible We are responsible for both the intended and unintended consequences of our actions.	03 Take the long view We set a long-term vision, even when making short-term decisions. We challenge the status quo, think big, and look for innovation in whatever we do.	04 Get stuff done We drive execution by taking initiative and relentlessly iterating towards the long-term goal.

Governance

We are committed to sound corporate governance practices and encouraging effective policy- and decision-making at both the Board and management level. Our Board, its committees, and our management provide oversight around our efforts in many of the corporate social responsibility areas described below. For example, our NGCC oversees our initiatives related to the trust and safety of our users and our ACC oversees matters relating to the cybersecurity of both our platform and users. Our governance practices are described in more detail in the section of this proxy statement entitled “Corporate Governance.”

28

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

Our People

At Roblox, we maintain an innovation-first culture that seeks to empower our employees and leaders. We believe that teams are most successful when aligned around a shared vision and given the autonomy to tackle big opportunities. As of December 31, 2023, our employee workforce consisted of 2,457 full-time employees, of which over 1,800 employees were in product and engineering functions, accounting for approximately 75% of our total full-time employees, and over 100 of our full-time employees were located outside of the U.S. In October 2023, we asked a number of our remote employees to begin working from our San Mateo headquarters by July 2024 in an effort to further promote engaging, collaborative, and productive team environments.

29	2024 PROXY STATEMENT

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

People Programs

Compensation

We offer competitive compensation to attract and retain the best people, and we help care for our people so they can focus on our mission. Our employees’ total compensation package includes market-competitive salary and equity. We generally offer employees equity at the time of hire and through regular refresh grants because we want them to be owners of the Company and committed to our long-term success.

Benefits

The wellbeing of our employees and their families is one of our top priorities. We offer a comprehensive program to provide our employees with the resources needed to achieve health, wealth, and happiness. Our benefits include the following for our U.S. benefits-eligible employees:

Healthcare	Mental Health	Financial
◼ medical and pharmacy ◼ dental ◼ vision ◼ healthcare concierge support ◼ $20,000 lifetime reimbursement for fertility, adoption, or surrogacy services (increased to $50,000 in 2024)	◼ 25 covered coaching or therapy sessions per person per year, including employees and dependents
◼
401(k) match: $1 for $1 contribution match up to 50% of the IRS deferral limit
◼
employee stock purchase plan: 15% discount with 24-month offering period
◼
life and AD&D insurance
◼
short-term and long-term disability insurance

Commuting Benefits	Perks	Time Off and Leaves
◼ unlimited rides on Caltrain	◼ mobile phone allowance: $100/month ◼ onsite (headquarters): breakfast, lunch, snacks, and gym
◼
flexible time off policy
◼
12 holidays, plus company coordinated time off
◼
leaves of absence: maternity, parental, medical, family care, military, and sabbatical (for eligible employees after ten years of service)

Additionally, effective January 1, 2024, we began providing a Lifestyle Spending Account (LSA) with an annual $1,200 allowance to cover eligible perks and lifestyle benefits including fitness and wellbeing, remote work, commuter and transit, family support, and financial wellbeing expenses.

30

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

Success Sharing

We believe that our employees should have the opportunity to share in our success. To achieve this, we offer employees the ability to participate in an employee stock purchase plan, which allows them to purchase stock at a discounted price.

Pay Equity

We believe that people should be paid equitably for what they do, regardless of their gender or race. To maintain pay equity, we benchmark and set pay ranges based on relevant market data and consider factors such as an employee’s role, level, location, and their performance. In addition to rigorous benchmarking, we compute our compensation outcomes using a formulaic approach. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable. In 2023, we conducted our annual pay equity analysis which indicated that we continue to have pay equity across genders and by race in the United States for people in similar jobs (accounting for factors such as location, role, level, and performance).

Employee Engagement

As part of our employee engagement process, we regularly collect feedback from employees to better understand and improve their experiences and identify opportunities to strengthen our culture. In 2023, we surveyed our employees quarterly, and on average 83% of participating employees said they were proud to work for Roblox.

Giving Back to the Community

Each year, we match employee donations to eligible charities, up to $15,000 per contributor. In 2023, approximately $1.8 million in contributions were matched by the Company.

Diversity, Equity & Inclusion

We strive to create a diverse, inclusive and respectful community that is welcoming of everyone, no matter their identities and beliefs. Our vision is that on our platform people can be whoever they want to be. Our user’s journey starts with creating a unique digital identity that they take everywhere they go on the platform, with limitless opportunities for self-expression. To help focus our core values and to promote and support diversity, inclusion and equity, we have established several affinity groups. Our affinity groups are inclusive, voluntary and employee-led whose aim is to promote inclusion at the Company and allow networking, mentorships, and other opportunities for professional and personal development. They include groups for women, racial and ethnic minorities, and people who identify as LGBTQIA+.

31	2024 PROXY STATEMENT

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

Our Commitment to Civility and Safety

Safety and civility are foundational to everything we do. We are focused on building a safe and civil place where everyone can create, explore, collaborate, and share experiences. We have built a platform with industry-leading safety and civility features. We continuously evolve our platform as our community grows and evolves.

Community Standards

We are building an immersive platform for connection and communication: a space for people to adventure, experience, and explore. We are a global community on this journey together with our users and creators and we want to ensure everyone feels welcome and safe and is treated with kindness and respect. That is why we have created our Community Standards to outline how we expect our users to behave and to be clear up front about what is and is not allowed on our platform.

COMMUNITY STANDARDS THAT OUTLINE CLEAR EXPECTATIONS FOR USING ROBLOX	IF ANYONE IS FOUND TO BE IN VIOLATION OF THESE STANDARDS, THEY MAY BE SUSPENDED OR REMOVED

We do not tolerate inappropriate content and behavior, and we take swift action to address any user who violates our Terms of Use, including any attempts to go around our safety policies and protocols. We continue to enhance our platform and policies in an attempt to thwart behavior intended to undermine our safety policies and protocols.

You can read our Community Standards here: https://en.help.roblox.com/hc/en-us/articles/203313410

32

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

Content Review, Moderation and Safety Features

We take significant measures to promote safety and civility for all users on our platform. We review every uploaded image, video, and audio file on the platform, whether through human review or machine detection. Our moderation system is designed to protect our community and block accounts from our platform that violate either our Terms of Use or our Community Standards. We frequently audit our platform to ensure we are continually strengthening our proactive and reactive detection methods.

Additionally, users are required to verify their age to access certain features on our platform. Age verification requires the provision of a government-issued photo identification.

We also provide numerous tools to help our community, including parents, create a safe and fun environment. All text chat on our platform is filtered to prevent inappropriate content and personally identifiable information from being visible on the site. Players have different safety settings and may have different experiences based on their age. Account owners have the ability to limit or disable who can chat with them, follow them into experiences or invite them to private servers. We also provide the ability to report inappropriate behavior or content throughout our apps, websites and experiences.

Parents are able to monitor account activity for their children, including chat histories, private messages, friends and followers, transactions, creations, and recently played experiences. Parents also are able to limit the types of experiences their children can play, and their child’s ability to chat on the platform and can set spending limitations.

We have also begun rolling out experience guidelines, which provide age recommendations for the content suitability of an experience. Based on these recommendations, users and parents can make informed decisions about the content they interact with, and parents can use this feature to control the content to which their child has access.

33	2024 PROXY STATEMENT

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

Additionally, we have created safety guides specifically designed to empower parents and caregivers to better protect their children in the digital age. You can review our safety guides on the civility section of our corporate website at corp.roblox.com.

Trust & Safety	Content Review	Privacy

◼ thousands of expertly trained agents dedicated to protecting our users and monitoring 24/7	◼ human moderators and machine detection to review every uploaded image, video and audio file	◼ COPPA certified by kidSAFE and a member of the kidSAFE Seal Program

Parental Controls	Reporting System	Communication Safety

Parents can: ◼ limit or disable chat ◼ restrict access ◼ customize spending limits	Users can: ◼ mute or block anyone ◼ report inappropriate content/ behavior using our Report Abuse system	◼ filter text chat on the platform ◼ for users under 13, our filters are even stricter ◼ heightened verification for access to voice chat

Advancing Child Safety Initiatives

Roblox was proud to be one of the first companies to publicly support the California Age-Appropriate Design Code (“CA AADC”), following similar legislation introduced in the United Kingdom in 2021. The California Age-Appropriate Design Code required businesses that provide an online service, product, or feature for children to have certain safety and privacy protocols embedded into the design of product features. The law recognized the distinct needs of children at different age ranges and provided that businesses should take those differences into account when designing a product or feature. While enforcement of the CA AADC has been enjoined, Roblox continues to advocate for other jurisdictions to follow California’s lead and adopt similar legislation aimed at principle-based safety by design for children.

We also adopted standards for advertising on the platform. Under the standards, developers are prohibited from showing advertisements to children under the age of 13.

Key Safety and Civility Partnerships

As part of our commitment to digital civility, we have formed a Trust & Safety Advisory Board comprised of world-renowned digital safety authorities. You can learn more about each of our Safety Advisory Board members at: corp.roblox.com/parents/.

34

CORPORATE SOCIAL RESPONSIBILITY HIGHLIGHTS

We also partner with more than thirty leading global organizations and universities that focus on child wellbeing, online safety, or both, and we welcome intra-industry collaboration to keep users safe across platforms.

SAFETY, DIGITAL EDUCATION, AND INDUSTRY ORGANIZATIONS
Partnerships with over 30 leading global organizations that focus on child and internet safety and digital education including:

In partnership with the National Association of Media Literacy Education (NAMLE), we have published resources for parents and teachers, called Parenting in the Digital Age for young kids, tweens, and teens, including a primer on Building Resilience.

We also work with authorities such as the National Crime Agency and the National Center for Missing & Exploited Children to promptly report any suspected child exploitation, abuse materials or online grooming.

Key Safety Certifications

kidSAFE, an independent child safety organization, has certified our platforms as being compliant with the Children Online Privacy Protection Act (COPPA). Roblox is also a member of the kidSAFE Seal Program, an independent safety certification service and seal-of-approval program designed exclusively for children-friendly websites and technologies. Membership in the program means that the platform meets the kidSAFE safety and/or privacy standards. kidSAFE audits us on an annual basis for adherence to both COPPA and kidSAFE’s own requirements for online child safety.

Additionally, in Germany, we have received a Unterhaltungssoftware Selbstkontrolle, or USK, quality seal, which is given to organizations with high youth protection standards.

Education on Roblox

We are dedicated to helping educators harness the power of our platform to create immersive learning experiences that inspire creativity, collaboration and creative thinking. To further this goal, we earmarked $25 million in funding for supporting impact initiatives on our platform. By making grants to leading education organizations and developers, we aspire to help 100 million students learn with us by 2030.

35	2024 PROXY STATEMENT

Director Compensation

Outside Director Compensation Policy

Our Board adopted a compensation policy for our non-employee directors (the “Director Compensation Policy”), in consultation with FW Cook, our independent compensation advisor. This policy is designed to attract, retain, and reward our non-employee directors. We also reimburse our non-employee directors for reasonable, customary and documented travel expenses to our Board meetings and relevant director continuing education courses and programs. The LDCC reviews the total compensation of our non-employee directors and each element of our Director Compensation Policy at least annually and our Director Compensation Policy was most recently amended in March 2023.

Cash Compensation

Under the Director Compensation Policy, each non-employee director was paid an annual cash retainer of $90,000. Additionally, each non-employee director who serves as lead independent director, chair, or member of a committee is paid additional annual cash fees as stated below.

Non-Employee Director - Amended Director Compensation Policy	Additional Cash Fees
	Lead Independent Director	$40,000
		Committee Chair Fees	Committee Membership Fees
	Audit and Compliance Committee	$25,000	$15,000
	Leadership Development and Compensation Committee	$20,000	$10,000
	Nominating and Corporate Governance Committee	$15,000	$10,000

Each annual cash retainer and additional annual fee is paid in arrears on a prorated basis.

36

DIRECTOR COMPENSATION

Equity Compensation

Under the Director Compensation Policy, in addition to the annual cash retainer, each non-employee director receives equity compensation in the form of RSUs, as further described below.

Initial Award: Each person who first becomes a non-employee director will receive, on the first trading day on or after the date on which such individual first becomes a non-employee director, an award of RSUs, or the Initial Award, covering (a) a number of shares of our Class A common stock having an approximate value equal to $180,000 and (b) a number of shares of our Class A common stock equal to the product of $270,000 multiplied by a fraction with a numerator equal to the number of calendar days between (and including) the date the individual first becomes a non-employee director and the date of the next annual meeting and a denominator equal to the number of days between (and including) the date of the prior annual meeting and the date of the next annual meeting (together, the “Initial Award”). The Initial Award vests as to one-third of the RSUs subject to the Initial Award on the first quarterly vesting date that is on or after the one-year anniversary of the Initial Award’s grant date and as to one-third of the RSUs on each annual anniversary thereafter subject to the non-employee director continuing to provide services to us through the applicable vesting date.

Annual Award: Each non-employee director automatically will receive, on the Annual Meeting Date, an award of RSUs, or the Annual Award, covering a number of shares of our Class A common stock having an approximate value of $270,000. The Annual Award will vest as to one-fourth of the RSUs subject to the Annual Award on each of the first three quarterly vesting dates that are on or after the Annual Award’s grant date and as to the remainder on the earlier of the day prior to the Annual Meeting Date next following the Annual Award’s grant date or the one-year anniversary of the Annual Award grant date, subject to the non-employee director continuing to provide services to us through the applicable vesting date.

The number of shares granted as an Initial Award or Annual Award, as applicable, is determined by dividing the value of the Initial Award or Annual Award, as applicable, by the average fair market value of one share of our Class A common stock for the twenty (20) consecutive trading days ending on the last trading day of the month prior to the month that includes the grant date of the award, rounded down to the nearest whole share.

In the event of a “change in control” (as defined in our 2020 Equity Incentive Plan, the “2020 Plan”), under the terms of our 2020 Plan, each non-employee director will fully vest in their outstanding company equity awards issued under the Director Compensation Policy, including any Initial Award or Annual Award, unless specifically provided otherwise in the applicable award agreement or other written agreement between us and the non-employee director.

The quarterly vesting dates are February 20, May 20, August 20 and November 20.

37	2024 PROXY STATEMENT

DIRECTOR COMPENSATION

Maximum Annual Compensation Limit

Under our Director Compensation Policy in any fiscal year, no non-employee director may be issued cash payments and equity awards with a combined value greater than $750,000. Any cash compensation paid or equity awards granted to an individual for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitations. The maximum limits do not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-Employee Directors Stock Ownership Guidelines

In May 2022, we adopted stock ownership guidelines applicable to our non-employee directors. Under the guidelines, each non-employee director is required to hold a number of shares of the Company’s common stock with a value equivalent to at least five times his or her annual cash retainer for service on the Board (not including retainers for serving as chairperson of the Board or as a member or chair of any Board committee). Directors are expected to achieve the applicable level of ownership on the later of May 11, 2027 or their five-year anniversary of joining the Board. As of the date hereof, each of the non-employee directors is in compliance with the stock ownership guidelines.

Deferred Compensation Plan

In March 2023, we adopted a non-qualified deferred compensation plan (the “Deferred Compensation Plan”) for non-employee directors and, as determined by the LDCC in its discretion, members of a “select group of management or highly compensated employees.” Eligible non-employee director participants may elect annually to defer up to 100% of their cash director fees and their equity awards granted under the Company’s 2020 Plan. Initially, eligible employee participants could elect to defer up to 90% of their base salary and up to 100% of their cash bonus compensation, and up to 100% of any RSUs or PSUs granted under the Company’s 2020 Plan. The Deferred Compensation Plan was amended in September 2023 to reduce the maximum RSU or PSU deferral percentage for employees to 65%.

A participant’s deferral contributions for a calendar year are credited to the participant’s book entry account(s) under the Deferred Compensation Plan for such year, as applicable. Any deferred cash amounts under the plan are deemed invested in one or more hypothetical investment funds available under the Deferred Compensation Plan, as elected by the participant in accordance with the Deferred Compensation Plan’s procedures. Any deferred RSUs and/or deferred PSUs under the Deferred Compensation Plan will, at the time the RSUs and/or PSUs would otherwise vest and become transferable to the participant under the terms of the 2020 Plan, but for the participant’s election to defer, be reflected on the Company’s books as an unfunded, unsecured promise to deliver to the participant a specified number of shares of our Class A common stock in the future. Any deferred RSUs and/or PSUs will be credited with any dividend equivalents, as specified in the Deferred Compensation Plan. The obligations under the Deferred Compensation Plan generally are payable upon the earliest to occur of a participant’s separation from service or the date(s) elected by the participant. Upon a qualifying disability, a death, or our qualifying change in control, the obligations generally become immediately payable in a lump-sum. The obligations also may become payable upon a participant’s qualifying unforeseeable emergency. However, any deferred RSUs and/or PSUs will only be payable to the extent vested under the terms of the 2020 Plan and related award agreements. The obligations generally are payable in the form of a lump sum cash payment or, in certain circumstances, in annual cash installment payments, as elected by the participant in accordance with the terms of the Deferred Compensation Plan. Any distributions representing RSUs and/or PSUs are payable in shares issued pursuant to the 2020 Plan, provided that any fractional shares are rounded down to the nearest whole share. The Company generally funds the cash obligations associated with the Deferred Compensation Plan by purchasing investments that match the hypothetical investment choices made by plan participants. The investments (and any uninvested cash) are held in a rabbi trust.

38

DIRECTOR COMPENSATION

Director Compensation Table for Fiscal Year 2023

The following table sets forth information regarding the compensation earned or paid to our non-employee directors in 2023.

Our employee director, Mr. David Baszucki, did not receive any compensation for his service as a director for the year ended December 31, 2023. The compensation received by Mr. Baszucki as an employee is set forth in the section titled “Executive Compensation—Summary Compensation Table for Fiscal Year 2023.”

The following table sets forth information regarding the compensation earned or paid to our non-employee directors in 2023.

	Fees Earned or		Stock	All Other
Name	Paid in Cash ($)		Awards ($)(1)	Compensation ($)	Total ($)
Gregory Baszucki	90,000	(2)	252,153	6,500	348,653
Christopher Carvalho	122,038		252,153	6,500	380,691
Jason Kilar (3)	34,375		345,946	6,500	386,821
Anthony P. Lee (4)	—		—	6,500	6,500
Gina Mastantuono	125,000		252,153	6,500	383,653
Andrea Wong	130,557		252,153	6,500	389,210
(1)	The amounts reported represent the aggregate grant date fair values of the RSUs awarded to the directors in the fiscal year ended December 31, 2023, determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date, in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. The valuation assumptions used in determining such amounts are described in the notes to Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 21, 2024. The amounts reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received by the directors upon vesting or settlement of the RSUs.
(2)	Mr. Baszucki deferred receipt of his cash fees under the Company’s Deferred Compensation Plan. His cash fees will become payable in ten equal annual installments following a separation from service.
(3)	Mr. Kilar joined the Board on September 13, 2023. His stock award represents his Initial Award under our Director Compensation Policy
(4)	Mr. Lee has waived all fees and grants associated with his service as an outside director.

39	2024 PROXY STATEMENT

DIRECTOR COMPENSATION

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2023:

					Grant
					Date Fair
		Number of		Option	Value Per	Option
		Shares		Exercise	Restricted	Award
	Grant	Underlying		Price	Share	Expiration
Name	Date	Options/RSUs(1)(2)		($)(1)	($)(1)	Date
Gregory Baszucki	7/20/2016	1,168,650	(3)	0.07	—	7/20/2026
	5/25/2023	3,191	(4) (5)	—	39.51	—
Christopher Carvalho	12/15/2015	116,866	(3)	0.06	—	12/15/2025
	5/25/2023	3,191	(4)	—	39.51	—
Jason Kilar	9/13/2023	6,076	(6)		27.74
	9/13/2023	6,395	(6)		27.74
Anthony P. Lee (7)	—	—		—	—	—
Gina Mastantuono	4/15/2021	1,696	(8)	—	79.66	—
	5/25/2023	3,191	(4) (9)	—	39.51	—
Andrea Wong	8/31/2020	30,000	(10)	5.21	—	8/31/2030
	5/25/2023	3,191	(4)	—	39.51	—
(1)	Amounts reflect all previous forward stock splits effected prior to the Company’s direct listing.
(2)	Amount reflects unvested RSUs and unexercised options held by our non-employee directors as of December 31, 2023.
(3)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2004 Equity Incentive Plan (the “2004 Plan”) and a stock option agreement thereunder. The shares subject to the stock option are fully vested.
(4)	Amount reflects shares of our Class A common stock subject to an RSU granted pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. If a merger or change in control of the Company occurs before vesting, the unvested portion of the RSU shall immediately vest. The RSU award vested as to one-fourth of the RSUs subject to such award on each of August 20, 2023, November 20, 2023, and February 20, 2024, and the remaining 1/4th of the RSUs shall vest on the earlier of (i) the day prior to the Company’s annual meeting date following such award’s grant date, and (ii) May 25, 2024, subject to the non-employee director’s continued service through the applicable vesting date.
(5)	Settlement of an additional 3,191 vested shares granted to Mr. Baszucki has been deferred under the Company's Deferred Compensation Plan and will become payable in ten annual installments following a separation from service.
(6)	Amount reflects shares of our Class A common stock subject to an RSU granted pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. If a merger or change in control of the Company occurs before vesting, the unvested portion of the RSU shall immediately vest. The RSU award shall vest as to 1/3rd of the shares subject to such award on each of November 20, 2024, November 20, 2025, and November 2026.
(7)	Mr. Lee has waived all fees and grants associated with his service as an outside director.
(8)	Amount reflects shares of our Class A common stock subject to an RSU granted pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. If a merger or change in control of the Company occurs before vesting, the unvested portion of the RSU shall become immediately exercisable. The RSU award vested as to one-third of the RSUs subject to such award on May 20, 2022 and will vest as to one-third of the RSUs on each annual anniversary thereafter subject to the non-employee director continuing to provide services to us through the applicable vesting date.
(9)	Settlement of an additional 3,191 vested shares granted to Ms. Mastantuono has been deferred under the Company's Deferred Compensation Plan and will become payable 50% on March 1, 2028 and 50% on a separation from service.
(10)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”) and a stock option agreement thereunder. The shares subject to the stock option are fully vested.

40

Executive Officers

The following sets forth certain information regarding our executive officers as of April 1, 2024 (in alphabetical order):

Name	Age	Position
David Baszucki	61	Founder, President and Chief Executive Officer
Manuel Bronstein	48	Chief Product Officer
Arvind K. Chakravarthy	48	Chief People and Systems Officer
Michael Guthrie	58	Chief Financial Officer
Amy Rawlings	39	Chief Accounting Officer
Mark Reinstra	58	General Counsel & Corporate Secretary
Daniel Sturman	55	Chief Technology Officer

David Baszucki’s biography is set forth above in the section titled “Board of Directors and Corporate Governance—Director Nominees.”

Manuel Bronstein. Mr. Bronstein has served as our Chief Product Officer since March 2021. Prior to joining us, he served as Vice President Product Google Assistant at Alphabet, Inc. from July 2018 to March 2021. From April 2016 to June 2018, he served as Vice President of Product Management and between November 2014 to March 2016 as Director of Product Management for YouTube at Alphabet, Inc. Mr. Bronstein held leadership positions in the product organization at Zynga Inc. from February 2010 to June 2014, first as Director and later as Vice President of Product. Additionally, from 2003 to 2010 Mr. Bronstein held product development roles during the development of Xbox 360 at Microsoft. Mr. Bronstein currently serves on the board of directors for the New York Times Company. He holds a BS in Electronics Engineering from Universidad Simón Bolívar and an MBA. from the Haas School of Business at the University of California, Berkeley.

Arvind K. Chakravarthy. Mr. Chakravarthy serves as our Chief People and Systems Officer since July 2023.  Previously, Mr. Chakravarthy served as Vice President, Engineering of Alphabet, Inc. from July 2019 to June 2023 and prior to that Mr. Chakravarthy was Chief Information Officer and Head of People Operations at Palantir Technologies from December 2014 to June 2019, focusing on building products that shape people processes and culture.  Mr. Chakravarthy holds a BS in Chemical Engineering from Institute of Chemical Technology, Mumbai and holds an M.B.A from Santa Clara University.

Michael Guthrie. Mr. Guthrie has served as our Chief Financial Officer since February 2018. Prior to joining us, he served as Chief Financial Officer of TrueCar, Inc., an automotive pricing and information website, from January 2012 to February 2018. Earlier in his career, Mr. Guthrie was a principal in the private equity firms TPG Ventures and Garnett & Helfrich Capital, and was an investment banker at Credit Suisse First Boston. Mr. Guthrie holds a BA in Economics from the University of Virginia and an MBA from the Stanford Graduate School of Business.

Amy Rawlings. Ms. Rawlings has served as our Chief Accounting Officer since July 2022. Previously, Ms. Rawlings served as the Chief Accounting Officer of Zynga Inc. from August 2021 to July 2022. Prior to her role as the Chief Accounting Officer of Zynga Inc., Ms. Rawlings spent twelve years at Zynga Inc. in various roles across the accounting and finance organizations. Ms. Rawlings served as Vice President – Controller and Senior Director – Assistant Controller of Zynga Inc. where she helped lead the US and international accounting and operations teams. Before that, Ms. Rawlings managed the SEC Reporting and Revenue Accounting teams, assisting with various accounting standard adoption efforts, IPO readiness, SOX implementation and the financial statement preparation process. Prior to joining Zynga Inc., Ms. Rawlings worked at Ernst & Young from 2006 to 2010. Ms. Rawlings received a BA in Business Economics with an emphasis in Accounting from the University of California, Santa Barbara and is a Certified Public Accountant in the state of California.

41	2024 PROXY STATEMENT

DIRECTOR COMPENSATION

Mark Reinstra. Mr. Reinstra has served as our General Counsel since December 2019 and our Corporate Secretary since November 2020. Between June 1994 and December 2019, Mr. Reinstra was a practicing attorney with Wilson Sonsini Goodrich & Rosati, P.C., our outside corporate law firm, most recently as a member of the firm. He holds a JD from Stanford Law School and BS in Industrial Engineering from the University of Wisconsin-Madison.

Daniel Sturman. Mr. Sturman has served as our Chief Technology Officer since January 2020. Between January 2019 and January 2020, Mr. Sturman served as an advisor and consultant to several privately-held companies. He served as Senior Vice President of Engineering and Support at Cloudera, Inc., an enterprise data cloud company between June 2015 and January 2019. From April 2007 to October 2014, he served as Engineering Director and between October 2014 and May 2015, as Vice President of Engineering for Google, Inc. From July 1996 to March 2007, he served in various capacities with IBM Corporation, most recently as Director of the engineering department. Mr. Sturman serves on the board of a privately held company. He holds a Ph.D. and an MS in Computer Science from the University of Illinois at Urbana-Champaign and a BS in Computer Science from Cornell University.  Mr. Sturman has announced his decision to resign from the Company effective May 21, 2024 to pursue personal opportunities.

42

Executive Compensation

ITEM 2: Advisory Vote on the Compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and SEC rules, we are providing our stockholders with the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement. A non-binding advisory vote on our executive compensation program will again be included in our proxy statement next year.

The Say-on-Pay vote is advisory, and therefore is not binding on us, our LDCC or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the LDCC will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board and the LDCC value the opinions of our stockholders. To the extent there is any significant vote against the compensation of our NEOs as disclosed in this proxy statement, we will endeavor to communicate with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns, and the LDCC will evaluate whether any actions are necessary to address those concerns.

We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Executive Compensation — Compensation Discussion & Analysis—Compensation Philosophy and Objectives,” demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to our NEOs, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Vote Required

The approval, on an advisory basis, of the compensation of our NEOs, requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

As an advisory vote, the result of this proposal is non-binding. Although the vote is non-binding, our Board and our LDCC value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our NEOs.

43	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion
& Analysis

Our NEOs for the year ended December 31, 2023, were:

David Baszucki Founder, President and Chief Executive Officer	Michael Guthrie Chief Financial Officer

Manuel Bronstein Chief Product Officer	Mark Reinstra General Counsel & Corporate Secretary

Daniel Sturman Chief Technology Officer

Barbara Messing Former Chief Marketing Officer	Craig Donato Former Chief Business Officer

Executive Summary

Our mission is to connect one billion people with optimism and civility. Our executive compensation program is designed to attract, retain and motivate our leadership team to deliver the highest level of team and individual results while maintaining a long term focus by our NEOs and employees.

Compensation Philosophy and Objectives

To support the achievement of our corporate mission, our goal is to hire the best talent. We look for values alignment and excellence across four Pillars of Success - Innovation, Execution, Teamwork and Leadership. The objectives of our executive compensation program are to attract, retain and incentivize highly talented individuals to deliver the highest level of individual and team results, ensure each of our executives receives a total compensation package that encourages long-term retention, promote fairness and consistency while paying for performance, and align the interests of our executives with those of our stockholders. We do this by designing programs that tie executive compensation to individual performance, overall Company performance and the interests of our stockholders.

44

EXECUTIVE COMPENSATION

We use the following principles to establish a compensation plan that aligns with our philosophy:

Competitiveness

Attracting and retaining critical talent is important to us. We operate in a highly competitive talent market in the technology industry and our pay programs are designed to be competitive to attract new talent that supports our mission and culture.

Management Longevity

We believe that management longevity is a key driver of long-term value creation. Our executive compensation programs are designed to retain our executives, including through the use of time-based equity awards that vest over three years. In addition, we seek to reward significant growth in key financial and performance metrics through the use of performance-based restricted stock units (“PSUs”) for our executives.

Long-Term Ownership

We want our executives to think like owners and focus on long-term value creation for the Company. We heavily weight our total pay package towards equity (and in the case of our CEO, entirely in equity), with the use of PSUs for our executives to further align our compensation program with long-term value creation for the Company. Over 90% of our continuing NEOs’ compensation, on average, was delivered in the form of time-based or performance-based equity awards in 2023.

Strong Performance Orientation

We have a high standard for performance. We consider Company and individual performance, criticality of position, and trajectory in sizing our equity grants for our executive officers. The annual RSU grants we have made to our NEOs (other than our CEO) in 2023 vest over three-years. The value realized from those grants and the Founder and CEO Long-Term Performance Award is based on the value of our stock price when (and if) the grants vest, enhancing the link between the interests of our executives and our stockholders.

We additionally granted PSUs for our executives (other than our CEO) in 2023 that are eligible to vest based on substantial financial and performance metrics to further enhance the performance orientation of the program.

Equity awards are central to our executive compensation program that is designed to promote fairness and consistency, maintain simplicity and provide rewards based on demonstrable performance. Equity ownership aligns the interests of our NEOs with the interests of our stockholders by enabling them to participate in the long-term appreciation of the value of our common stock. Additionally, equity awards provide an important tool for us to retain our NEOs, as awards are subject to vesting over a multi-year period and to continued service with the Company. Time-based awards granted to our NEOs (other than our CEO) in 2023 vest over three years, contingent on continued service and we continued granting PSUs for our executives, including our NEOs (other than our CEO), in 2023. The majority of compensation for our executive officers is delivered in equity, and in the case of our CEO, his compensation is comprised entirely in equity.

45	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

2023 Performance Highlights

In 2023, we achieved several significant financial and operational results:

68.4M	$2.8B	$3.5B
AVERAGE DAUS	GAAP REVENUE	BOOKINGS*

60.0B	$458.2M
HOURS ENGAGED	OPERATING CASH FLOW

*

For a reconciliation of GAAP Revenue to Bookings see section titled “Non-GAAP Financial Measures”, within Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from pages 74-75 in our Annual Report on Form 10-K filed on February 21, 2024.

DAUs

Since Q4’20, our Daily Active Users (“DAUs”) have increased by approximately 2x. We define a DAU as a user who has logged in and visited Roblox through our website or application on a unique registered account on a given calendar day. We track DAUs as an indicator of the size of the audience engaged on our platform. We believe that the growth in DAUs reflects the increasing value of our platform. For additional discussion of the definition of DAUs, see the section titled “Special Note Regarding Operating Metrics”, in our Annual Report on Form 10-K filed on February 21, 2024.

46

EXECUTIVE COMPENSATION

Average New and Returning Monthly Unique Payers and Monthly Repurchase Rate

We define new monthly unique payers as user accounts that made their first purchase on the platform, or via redemption of prepaid cards, during a given month. Average new monthly unique payers for a specified period is the average of the new monthly unique payers for each month during that period. We define returning monthly unique payers as user accounts that have made a purchase on the platform, or via redemption of prepaid cards, in the current month and in any prior month. Average returning monthly unique payers for a specified period is the average of the returning monthly unique payers for each month during that period. We define monthly repurchase rate as the returning monthly unique payers in the current month, divided by the sum of the prior month’s new monthly unique payers and returning monthly unique payers. Average monthly repurchase rate for a specified period is the average of the monthly repurchase rates for each month during that period. We use these measures to understand our monetization across our payers through the sale of virtual currency and subscriptions. For additional discussion of these definitions, see the section titled “Special Note Regarding Operating Metrics”, in our Annual Report on Form 10-K filed on February 21, 2024.

2023 Compensation Program Highlights

Highlights of our fiscal year 2023 compensation program for the NEOs and other executive officers were:

◼	CEO: No new compensation was provided to our CEO in 2023 as the Founder and CEO Long-Term Performance Award was intended to cover compensation in 2023.
◼	Other NEOs: Majority of compensation continued to be in the form of long-term incentives in 2023, including PSUs that further align pay with performance.
◼	PSU Design: Redesigned our PSU program so that the PSUs granted in 2023 pay out based on achievement against bookings and adjusted EBITDA targets.

Key Leadership Transitions

◼	In 2023, Ms. Messing transitioned from our Chief Marketing and People Experience Officer to our Chief Marketing Officer. She resigned from the Company effective December 8, 2023.
◼	Mr. Donato resigned from the Company effective September 1, 2023.
◼	Mr. Sturman has announced his decision to resign from the Company effective May 21, 2024.

47	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Recent Compensation Program Changes and Highlights

◼	CEO: In March 2024, the LDCC determined it was in the best interest of the Company and our stockholders to cancel the Founder and CEO Long-Term Performance Award and to establish an annual market-based compensation program for Mr. Baszucki starting in 2024. Please see “Compensation Discussion & Analysis—2024 Compensation Program—CEO Compensation”” below for more information.
◼	Other NEOs: Majority of compensation continued to be in the form of long-term incentives, including PSUs that further align pay with performance. Please see “Compensation Discussion & Analysis—2024 Compensation Program—Other NEO Compensation”” below for more information

Advisory Vote on Executive Compensation

At our 2023 Annual Meeting, we sought an advisory vote from our stockholders regarding our executive officer compensation program and received a 98% favorable vote supporting the program. Our LDCC reviewed the final vote results of the advisory vote and, given the significant level of support, concluded that our executive compensation program provided a competitive performance package that incentivizes our NEOs and encourages their retention over the long-term. Our LDCC will continue to consider the outcome of our Say-On-Pay votes and our stockholder views when making compensation decisions for our NEOs.

Compensation Practices

WHAT WE DO	WHAT WE DON’T DO
✔
100% independent director composition of the LDCC
✔
independent Compensation Advisor: the LDCC engages an independent compensation advisor, who provides no other services to the Company
✔
a significant portion of compensation for NEOs is at-risk (and for our CEO, all compensation in 2023), and is tied to substantial performance against key performance metrics (for our CEO) and financial metrics (for our NEOs other than our CEO)
✔
annual review of NEO compensation and peer group data
✔
double-trigger change in control arrangements
✔
assess the risk-reward balance of our compensation programs to mitigate undue risks
✔
robust stock ownership requirements apply to all executive officers and directors
✔
annual advisory vote on NEO compensation

✖ no pension plans ✖ no hedging or pledging of our stock by directors or employees ✖ no excise tax gross-ups upon a change in control

48

EXECUTIVE COMPENSATION

Evolution of our Compensation Program

MARCH
2021
Mr. Baszucki's annual salary was reduced to $0.

MARCH 10
2021
Roblox stock market debut date

APRIL
2022
The LDCC further aligned executive pay to performance by granting our executives (other than our CEO) approximately 20% of their target annual equity award value in the form of PSUs that vest based on the Company's stock price performance. Executives also received time-based RSUs that vest generally over four years.

MARCH
2023
The LDCC adopted the Deferred Compensation Plan to incentivize retention.

APRIL
2023
The LDCC further aligned executive pay to performance by granting our executives (other than our CEO) approximately 28% of their target annual equity award value in the form of PSUs that vest based on Adjusted EBITDA and Bookings metrics. Executives also received time-based RSUs that vest over three years.

49	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation-Setting Process

Annually, the LDCC reviews and considers decisions on base salary adjustments and refresh equity grants for our executive officers in the first half of the fiscal year. This allows the LDCC to consider the prior year’s performance when making compensation decisions and will enable total compensation decisions to be made for all executives at the same time.

Review

◼
the LDCC, in consultation with Frederic W. Cook & Co., Inc. (“FW Cook”), our independent compensation advisor, engages in a rigorous selection of comparable peers to inform compensation levels and program design. The LDCC endeavors to select companies we compete against for executive talent and are similar in size, scope and complexity.
◼
we also review our broader compensation philosophy and appropriateness of the incentive plans to assess their competitiveness with the market and alignment with our long-term strategy.

Evaluate
Compensation-Setting Process
◼
throughout the year, we review changes in our business, market conditions and the scope of our executive officers’ roles as well as all members of our broader management team. If a member of our management team is promoted to an executive officer level role during the year, we revisit compensation for that person in connection with their promotion.

Approve

Set Current Year Pay

The LDCC, in consultation with our independent compensation advisor and our CEO review market data from our peer companies and technology industry survey data to assess how our NEOs are paid relative to similarly situated companies.

◼
Our CEO and the LDCC consider the performance, criticality and trajectory of each executive officer, internal pay equity, and competitive market data and Company performance against strategic goals, and our CEO makes recommendations to the LDCC for salary levels and equity grants for the upcoming year for each executive officer (other than himself).
◼
Considering the CEO’s recommendations and other factors described above, the LDCC reviews and approves base salary and equity awards for the upcoming compensation year.

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EXECUTIVE COMPENSATION

Roles and Responsibilities

Our compensation process is collaborative. The LDCC, FW Cook, other independent Board members, outside legal counsel, our management team and our CEO each provide valuable input and perspectives that are used to make executive compensation decisions. We believe this approach allows us to leverage the diverse experience and expertise of these groups for setting compensation levels, identifying appropriate metrics, and determining how value should be delivered to executive officers when performance expectations are met or exceeded.

LDCC
◼
is responsible for our overall compensation philosophy;
◼
reviews, approves, and determines the compensation of our management team, including our CEO and other NEOs;
◼
administers our equity compensation plans and Deferred Compensation Plan;
◼
reviews and approves general policies and plans relating to compensation and benefits of our employees;
◼
reviews and approves non-employee director compensation;
◼
evaluates the performance, or assists in the evaluation of the performance, of our management team, including our CEO and other NEOs;
◼
periodically reviews and discusses with our Board the corporate succession and development plans for executive officers and certain key employees;
◼
reviews and discusses with management the compensation disclosures required to be included in the Company’s annual filings;
◼
oversees the submission of the Company’s annual advisory vote on executive compensation; and
◼
oversees and evaluates the performance of the compensation advisor.

Management

Our CEO:

◼
reviews the amount and structure of pay components (salary and long-term equity incentives) for members of our management team other than himself;
◼
identifies key targets and objectives, and negotiates sign-on pay packages and employment agreements for new members of our management team;
◼
considers market data presented by our compensation advisor and internal corporate data to determine executive officer pay recommendations for the LDCC; and
◼
evaluates the performance of our management team, including our NEOs, and reviews their performance with the LDCC when making recommendations to the LDCC.

Our human resources, finance and legal teams:

◼
support the LDCC by providing data on market pay practices, internal labor force considerations, as well as internal employee sentiment and engagement;
◼
support the CEO with information on corporate and individual performance for NEOs and provides recommendations on other compensation matters; and
◼
present information and provide clarity on market data, but refrain from participating in discussions or final decisions on their own pay amount and structure.

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EXECUTIVE COMPENSATION

Compensation Advisor

Beginning in December 2020, the LDCC engaged FW Cook as its independent compensation advisor. FW Cook:

◼
attends meetings at the request of the LDCC, meets with the LDCC in executive session without management, and communicates with the LDCC regarding emerging issues and other matters; and
◼
reviews and provides advice relating to:
◼
annual and long-term incentive plans, including the degree to which incentive plans support business strategies and balance risk-taking with potential reward;
◼
peer group pay and performance comparisons;
◼
competitiveness of key executives’ compensation;
◼
the design and amount of non-employee director compensation;
◼
design of other compensation and benefits programs; and
◼
preparation of public filings related to executive compensation, including CD&A and accompanying tables and footnotes.
◼
does not provide any services to us other than the services provided to the LDCC and our Board.

The LDCC assessed the independence of FW Cook, taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable listing standards of the NYSE, and concluded that FW Cook is independent and there are no conflicts of interest regarding the work that FW Cook performs for the LDCC. No other fees were paid to the compensation advisor except fees related to its services to the LDCC.

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EXECUTIVE COMPENSATION

Competitive Market Data

The LDCC assesses the competitiveness of each element of the executive officers’ total direct compensation against our peer group as discussed below. This represents one of the many factors that the LDCC considers when it sets pay levels for our NEOs.

In developing the compensation peer group, the LDCC considered a number of factors, including:

◼	scale and complexity (using revenue and market capitalization);
◼	competitors for executive talent;
◼	geography (preference for companies with significant talent presence in the San Francisco Bay Area); and
◼	company business characteristics (for example, headquarter location, comparably sized high-growth technology companies, consumer facing technology companies, marketplace platforms, global operations, and other high growth indicators).

2023 Peer Group

In August 2022, the LDCC in consultation with FW Cook further reviewed our compensation peer group and selected the peer group below as the executive compensation peer group for 2023. The selection of the below peer group was based on criteria that included financial and other measures including our revenue and market capitalization. In this review we added three new companies to our 2023 compensation peer group (DoorDash, Dropbox and Unity Software) based on the criteria noted above. We also removed four companies from our 2022 compensation peer group that did not fit within the financial and other measurement criteria (Activision Blizzard, Block, eBay, and ServiceNow).

2023 PEER GROUP
Autodesk CrowdStrike Docusign DoorDash	Dropbox Electronic Arts Match Okta	Roku Snap Splunk Twilio	Twitter Unity Software Workday

2024 Peer Group

In September 2023, the LDCC in consultation with FW Cook reviewed our compensation peer group and selected the peer group below as the executive compensation peer group for 2024. The selection of the below peer group was based on criteria that included financial and other measures including our revenue and market capitalization. In this review we added four new companies to our 2024 compensation peer group (Cloudflare, Datadog, MongoDB, and The Trade Desk) based on the criteria noted above. We also removed one company from our 2023 compensation peer group that was no longer a publicly traded corporation (Twitter).

2024 PEER GROUP
Autodesk Cloudflare CrowdStrike Datadog Docusign	DoorDash Dropbox Electronic Arts Match MongoDB	Okta Roku Snap Splunk	The Trade Desk Twilio Unity Software Workday

53	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

While we do not establish compensation levels solely based on a review of competitive data, we believe market data is a meaningful input to our compensation policies and practices. When making its compensation decisions, the LDCC also considers a number of other factors, including: Company performance, each executive’s impact and criticality to our strategy and mission, relative scope of responsibility and potential, individual performance and demonstrated leadership, and internal pay equity considerations. In addition, as part of our executive compensation planning process, the LDCC reviewed aggregated survey data, which provided additional context regarding executive compensation practices in the marketplace, drawn from a Radford Custom Compensation Survey.

We expect to review our peer group annually to reflect changes to our size and scale.

Principal Elements of Our Executive Compensation and 2023 Compensation

Base Salary

Except as noted below for our CEO, we use base salary to provide a fixed amount of compensation for our NEOs in exchange for their services. The LDCC recognizes the importance of base salaries for our executives other than our CEO as an element of compensation that helps to attract and retain highly qualified executive talent, particularly in light of the absence of a cash bonus opportunity for our executive officers.

In 2023, our CEO’s salary remained at $0 given his Founder and CEO Long-Term Performance Award, which covered all direct compensation for our CEO for 2023.  Following the cancellation of the Founder and CEO Long-Term Performance Award in March 2024, our CEO’s salary remains at $0.

In March 2023, our LDCC set base salaries for our other NEOs, to be effective April 1, 2023. In setting base salaries, our LDCC considered input from FW Cook, base salary practices and levels of our executive compensation peer group, internal parity, the overall compensation that each executive officer may potentially receive during his or her employment with us, individual performance and the roles and responsibilities of each of our executive officers. The below table reflects the base salary for each executive officer in 2022 and 2023.

					Percent Change
					between 2022
Name	2022 Salary ($)		2023 Salary ($)(1)		and 2023
David Baszucki	0		0	(2)	0%
Michael Guthrie	650,000		715,000		10%
Manuel Bronstein	650,000	(3)	715,000		10%
Craig Donato (4)	650,000	(3)	715,000		10%
Barbara Messing (5)	650,000		715,000		10%
Mark Reinstra	650,000		715,000		10%
Daniel Sturman	650,000		715,000		10%
(1)	Represents each NEO’s base salary as approved, effective April 1, 2023.
(2)	Mr. Baszucki did not receive a base salary in 2023.
(3)	Mr. Bronstein and Mr. Donato were not NEOs in fiscal year 2022.
(4)	Mr. Donato resigned from the Company effective September 1, 2023.
(5)	Ms. Messing resigned from the Company effective December 8, 2023.

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EXECUTIVE COMPENSATION

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. Our equity award program is the primary vehicle used to differentiate compensation and for offering long-term incentives to our NEOs. Our equity-based incentives have historically been granted either in the form of RSUs. Since 2022, we have granted PSUs as a portion of our executive compensation program for our executives, including each of our NEOs, other than our CEO. Each of our NEOs, other than our CEO, received approximately 28% of their 2023 annual equity award value in PSUs and 72% of their equity award value in time-based RSUs. We believe that equity awards align the interests of our NEOs with our stockholders, provide our NEOs with incentives linked to long-term performance, and foster an ownership mentality. In addition, the long-term vesting period of our equity awards supports retention.

Generally, we intend to grant annual equity awards that are sized to be competitive, transparent and reflect the performance, contribution and criticality of roles in our Company. Our CEO annually reviews and considers external market data in addition to performance of the executives and proposes equity grants to the LDCC. The LDCC exercises its judgment and discretion, in consultation with our CEO and FW Cook. To determine the size and types of equity awards that it approves, the LDCC considers, among other things, the role and responsibility of the NEO, competitive factors, the vested and unvested value of the equity awards held by the NEO, and the NEO’s total compensation.

Fiscal Year 2023 Awards

In April 2023, the LDCC granted fiscal year 2023 annual equity awards in the form of PSUs and RSUs to the NEOs (other than our CEO) as shown below with vesting and other terms as described below.

Name	Intended Fiscal Year 2023 PSU Grant Value (at target) (1)	Number of Shares of PSU Grant (at target)	Intended Fiscal Year 2023 RSU Grant Value (2)	Number of Restricted Stock Units	Total Intended Grant Value (1)(2)
Michael Guthrie	$2,730,000	64,129	$6,825,000	160,324	$9,555,000
Manuel Bronstein	$2,730,000	64,129	$6,825,000	160,324	$9,555,000
Craig Donato (3)	$2,000,000	46,981	$5,000,000	117,453	$7,000,000
Barbara Messing (4)	$2,000,000	46,981	$5,000,000	117,453	$7,000,000
Mark Reinstra	$1,890,000	44,397	$4,725,000	110,993	$6,615,000
Daniel Sturman (5)	$2,730,000	64,129	$6,825,000	160,324	$9,555,000
(1)	The grant date fair value of the PSU awards as stated in our Summary Compensation Table for Fiscal Year 2023 differs from the intended grant value at target for the PSU awards stated above because the number of shares granted under our PSU awards were determined by dividing the intended value of the PSU award at target by the 20 trading day average closing price of a share of the Company’s Class A common stock on the NYSE as of March 31, 2023.
(2)	The grant date fair value of the RSU awards as stated in our Summary Compensation Table for Fiscal Year 2023 differs from the intended grant value for the RSU awards as stated above because the number of shares granted under our RSU awards were determined by dividing the intended value of the RSU award by the 20 trading day average closing price of a share of the Company’s Class A common stock on the NYSE as of March 31, 2023.
(3)	Mr. Donato resigned from the Company effective September 1, 2023. His PSU award and all unvested RSUs were forfeited in connection with his resignation.
(4)	Ms. Messing resigned from the Company effective December 8, 2023, for “good reason”. Pursuant to the terms of the PSU agreement, her PSU award will remain outstanding through the end of the performance period and a prorated portion of the earned PSUs based on performance shall be eligible to vest.
(5)	Mr. Sturman has announced his intention to resign from the Company effective May 21, 2024. All unvested RSUs and PSUs will be forfeited upon his termination.

Each of our NEOs, other than our CEO, received approximately 28% of their 2023 annual equity award value in PSUs, which are subject to significant performance-based vesting conditions and service-based vesting conditions as described below. The scheduled performance period for the PSUs is January 1, 2023 through December 31, 2024. Between 0% and 200% of the PSUs will become eligible to vest if and to the extent the performance goals are satisfied, and then will vest if the applicable service-based vesting requirements are satisfied. 80% of the PSUs for each NEO become eligible to vest based on achievement of certain cumulative Bookings targets and 20% of the PSUs for each NEO become eligible to vest based on achievement of certain cumulative adjusted EBITDA targets as established by the LDCC. As defined in our PSU agreement, cumulative adjusted EBITDA correlates to our covenant adjusted EBITDA liquidity calculation. The LDCC chose Bookings and adjusted EBITDA as the performance metrics for the PSUs because it believes that these are key drivers of long-term value creation for the Company. At the end of the two-year performance period, the LDCC will certify achievement of the Company’s

55	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

performance against the applicable cumulative Bookings and adjusted EBITDA targets and 50% of the PSUs that are eligible to vest will vest on the certification date, subject to continued service on such date. The remaining 50% of the PSUs that are eligible to vest will vest on the three-year anniversary of the grant date, subject to continued service on such date. Any PSUs that have not satisfied the performance metrics immediately following the certification date will be forfeited.

Except as otherwise provided in the award agreement, if a participant ceases to be a service provider for any reason before the end of the performance period, all unvested PSUs held by the participant are immediately forfeited. Upon a participant’s qualifying termination without cause or an involuntary termination for good reason (as defined in the participant’s change in control severance agreement) not in connection with a change in control prior to the certification date, the PSUs will remain outstanding through the certification date and will become eligible to vest based on performance as if the participant’s service had not been terminated. If such qualifying termination occurs prior to the certification date, the number of PSUs that will vest on the certification date and the three-year anniversary of the grant date will be prorated based on the portion of the performance period that the NEO was a service provider to the Company. In the event of a change in control during the performance period, the number of PSUs that will become eligible to vest will be based on actual performance through the date of the change in control or, if greater, at target. Upon a participant’s qualifying termination in connection with a change in control prior to the final vesting date, all PSUs that are eligible to west will fully vest.

Upon the death or disability of a PSU award participant, 100% of the target number of shares subject to the PSU will vest immediately.

Each of our NEOs, other than our CEO, received approximately 72% of their 2023 annual equity award value in time-based RSUs. 1/12th of the RSUs vested on May 20, 2023 and 1/12th of the RSUs vest each quarter thereafter over three years, subject to the participant’s continued service through each vesting date.

Founder and CEO Long-Term Performance Award

In February 2021, the LDCC granted the Founder and CEO Long-Term Performance Award, an RSU under our 2017 Plan to Mr. Baszucki, which would provide him the opportunity to earn a maximum number of 11,500,000 shares of our Class A common stock. The Founder and CEO Long-Term Performance Award was approved and ratified by our Board and our stockholders, including a majority of our disinterested stockholders (consisting of a majority of the total shares of Roblox preferred and common stock not owned, directly or indirectly, by David Baszucki and Gregory Baszucki). The Founder and CEO Long-Term Performance Award was scheduled to vest upon the satisfaction of a service condition and achievement of rigorous stock price goals, as described below. At the time of grant, this award was intended to be in lieu of other compensation for Mr. Baszucki for the seven-year period from 2021 through 2027 and was in lieu of other compensation for the period from 2021 through 2023.  As noted above, the Founder and CEO Long-Term Performance Award was cancelled in March 2024.

In determining the terms and conditions of the Founder and CEO Long-Term Performance Award, the LDCC in consultation with an independent compensation advisor, considered many factors in determining whether to grant the Founder and CEO Long-Term Performance Award and the size and terms of the award. The LDCC was intent on establishing an award that would align Mr. Baszucki’s long-term interests with those of stockholders, would require significant and sustained Company performance, and would discourage short-term risk taking to achieve short-term performance. The LDCC considered Mr. Baszucki’s significant ownership percentage in the Company obtained primarily in connection with his founding of Roblox in 2004 and the amount of his ownership interests that were unvested as of the date of the grant in its deliberations of this award. Upon review of market data for similarly situated executives at comparable companies with an emphasis on the ownership percentage and equity value of founder chief executive officers at the time of an initial public offering, the LDCC believed that providing meaningful incentives for Mr. Baszucki to continue his leadership of Roblox as our CEO and to execute on his vision to further drive the growth of our business was of paramount importance.

The Founder and CEO Long-Term Performance Award was the exclusive direct compensation that Mr. Baszucki received through 2023. Mr. Baszucki did not receive any equity grants in 2023.

Prior to its termination, the Founder and CEO Long-Term Performance Award was entirely performance-based and was eligible to vest based on our significant stock price performance over multiple, staggered performance periods with the first beginning on March 2, 2023, which was two years after the effective date of the Company’s direct listing (the “Effective Date”) and ending on March 2, 2028, which is the seventh anniversary of the Effective Date. A Company stock price hurdle was only eligible to be achieved from and after the commencement of the applicable performance period. The Founder and CEO Long-Term Performance Award was divided into seven

56

EXECUTIVE COMPENSATION

tranches that were eligible to vest based on the achievement of significant stock price goals, each a Company Stock Price Hurdle, measured based on an average of our stock price over a consecutive 90-day trading period during the performance period as set forth below. Each Company Stock Price Hurdle represented a significant increase to the reference price published by the NYSE in connection with our direct listing.

	Number of RSUs	Performance Period
Company Stock Price Hurdle	Eligible to Vest	Commencement Dates
$165.00	750,000	March 2, 2023
$200.00	750,000	March 2, 2024
$235.00	2,000,000	March 2, 2025
$270.00	2,000,000	March 2, 2026
$305.00	2,000,000	March 2, 2026
$340.00	2,000,000	March 2, 2026
$375.00	2,000,000	March 2, 2026

If our Company’s stock price over a consecutive 90-day trading period failed to reach $165.00 prior to March 2, 2028, which is the seventh anniversary of the Effective Date, no portion of the Founder and CEO Long-Term Performance Award would vest. Further, any Company Stock Price Hurdle not achieved by March 2, 2028 would terminate and be cancelled for no additional consideration to Mr. Baszucki. Mr. Baszucki must have remain employed by us as our CEO from the Effective Date through the date a Company Stock Price Hurdle was achieved to earn the RSUs associated with an applicable Company Stock Price Hurdle. Prior to its termination in March 2024, no Company Stock Price Hurdles were achieved and no portion of the Founder and CEO Long-Term Performance Award vested.

Prior to its termination, in the event of a change in control of Roblox before March 2, 2028, the Founder and CEO Long-Term Performance Award was eligible to vest in additional tranche(s) of RSUs if the per share deal price in the change in control resulted in the achievement of an additional Company Stock Price Hurdle(s) that had not previously been achieved regardless of whether the performance period for a particular Company Stock Price Hurdle had commenced. In such case, the tranche(s) of RSUs corresponding to that Company Stock Price Hurdle(s) would either vest immediately prior to the closing of the change in control to the extent the CEO employment requirement had been satisfied and the performance period with respect to a particular tranche had commenced prior to the date of the change in control, or if not, would become eligible to vest following the change of control subject to Mr. Baszucki’s continuing services (in any capacity, not just that as CEO) through the date the performance period with respect to a performance period with respect to a particular tranche would have otherwise commenced, subject to any vesting acceleration provisions set forth in the 2017 Plan or the change in control severance agreement described below under the section titled “Potential Payments upon Termination or Change in Control.” Additionally, in the event the change in control price fell between a Company Stock Price Hurdle that had been achieved (either before the change in control or as a result of the change in control) and one that has not, then a portion of that tranche of RSUs would vest based on a linear interpolation between each of these Company Stock Price Hurdles and the service requirement that applied to this interpolated amount would be the date of commencement of the performance period for the immediate next Company Stock Price Hurdle that was not achieved. The Founder and CEO Long-Term Performance Award would terminate and be cancelled upon a change in control for any tranche of the award for which the Company Stock Price Hurdle (or portion thereof) was not achieved.

2024 Compensation Program

On March 1, 2024, the LDCC approved (i) the cancellation of the Founder and CEO Long-Term Performance Award previously granted to David Baszucki, (ii) Mr. Baszucki’s 2024 compensation, which consists solely of an equity award that consists of 75% PSUs and 25% time-based RSUs, as described below and (iii) 2024 the compensation program for all other executive officers.

CEO Compensation

At the time of grant, the LDCC intended for the Founder and CEO Long-Term Performance Award to be the exclusive cash and equity compensation that Mr. Baszucki would receive through 2027, unless there were unexpected events or changes in our business or other unforeseen factors that the LDCC determined would merit reevaluating Mr. Baszucki’s compensation.

57	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Commencing in August 2022, the LDCC began a long-term evaluation of Mr. Baszucki’s compensation and what, if any, compensation-related actions should be taken given uncertain market conditions and volatility. As part of this evaluation, the LDCC considered whether the Founder and CEO Long-Term Performance Award, as the sole compensation payable to Mr. Baszucki, continued to satisfy the LDCC’s intent in providing sufficient compensation and retention incentives for Mr. Baszucki.

During 2023 and up to February 2024, the LDCC met numerous times to consider Mr. Baszucki’s compensation, including the Founder and CEO Long-Term Performance Award. FW Cook advised the LDCC and provided information regarding compensation peer group and market practices relating to executive compensation. The LDCC discussed various alternatives for Mr. Baszucki’s compensation, including discussions regarding the cancellation of the Founder and CEO Long-Term Performance Award and the implementation of an annual equity compensation program for Mr. Baszucki similar to the equity compensation granted to our other executive officers. The LDCC considered that Mr. Baszucki did not earn any cash salary, cash bonus or equity compensation for the first three years of his service as a public company CEO of Roblox. Members of management were not present at the portions of the LDCC meetings in which the LDCC deliberated about Mr. Baszucki’s compensation.

On March 1, 2024, given the LDCC’s desire to transition Mr. Baszucki to an annual compensation program and the LDCC’s determination that the Founder and CEO Long-Term Performance Award was no longer satisfying the Company’s compensation objectives, the LDCC approved the cancellation of the Founder and CEO Long-Term Performance Award. None of the rigorous stock price goals associated with the Founder and CEO Long-Term Performance Award were achieved prior to its cancellation, and no shares subject to the award had vested.

On March 1, 2024, the LDCC approved Mr. Baszucki’s 2024 compensation structure (the “2024 CEO Compensation”). The 2024 CEO Compensation is market-based, solely in the form of equity, and aligns Mr. Baszucki’s interests with those of our stockholders by motivating and rewarding Mr. Baszucki to achieve long-term stockholder value creation while reflecting our pay-for-performance philosophy and enhancing retention. The 2024 CEO Compensation consists of an annual equity award with an intended target value of $25 million. Seventy-five percent of the target value is in the form of PSUs that will only vest if the Company achieves financial and operating performance goals that were determined by the LDCC, consisting of 446,534 PSUs (at target). The remaining 25% of the target grant value is in the form of time-based RSUs that will vest quarterly over three years upon continued service, consisting of 148,844 RSUs. Mr. Baszucki’s base salary will remain at $0 and the 2024 CEO Compensation does not provide for cash compensation or a cash bonus opportunity for his services to Roblox. Mr. Baszucki’s equity award was granted on March 1, 2024, consistent with the annual equity refresh grants for our other executive officers.

Mr. Baszucki participates in the same 2024 PSU program as our other executives, with PSUs earned for achievement of cumulative Bookings and adjusted EBITDA targets over a two-year performance period (ending December 31, 2025). Two-thirds of any earned PSUs vest upon certification of performance following the completion of the two-year performance period and the remaining 33% of any earned PSUs vest in equal quarterly installments over the next year. The payout of Mr. Baszucki’s PSUs is capped at 200% of target, consistent with the PSUs granted to our other executives.

In determining the performance goals applicable to the PSUs, the LDCC selected cumulative Bookings and adjusted EBITDA targets, which are key drivers of our long-term strategic plan to grow the scale of our business and create near term margin expansion and directly tied to value creation.  The performance goals were designed to be challenging, but achievable.

Peer group data.  In approving the 2024 CEO Compensation, the LDCC reviewed extensive compensation peer group data and benchmarking studies provided by FW Cook. The LDCC took into consideration the level of risk associated with the 2024 CEO Compensation given no cash salary or bonus will be paid and the emphasis on performance-based compensation rather than time-based equity awards. The LDCC also took into consideration Mr. Baszucki’s strong leadership and performance, and the desire to strengthen Mr. Baszucki’s commitment and focus on continued growth of the business. Following a holistic review of these factors, the LDCC approved a 2024 target award value of $25 million, which is sized as a competitive CEO annual grant, rather than the larger size and longer-term structure of the Founder and CEO Long-Term Performance Award.

Timing of compensation decisions.  Determining Mr. Baszucki’s compensation on an annual basis gives the LDCC flexibility to react to changes in our business or market conditions. By setting goals and grant amounts annually, the LDCC can more closely align compensation with performance and align Mr. Baszucki’s incentives with our other senior executives.

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EXECUTIVE COMPENSATION

In approving the 2024 CEO Compensation, the LDCC determined that the value of the 2024 CEO Compensation was appropriate and necessary to incentivize Mr. Baszucki to achieve objectives that were consistent with the generation of long-term stockholder value and to help ensure Mr. Baszucki’s continued service to Roblox.

Other NEO Compensation

Consistent with Mr. Baszucki’s 2024 equity compensation grant, on March 1, 2024, the LDCC also acted to approve the 2024 executive compensation program of our other continuing NEOs. No changes were made to the NEO’s base salary. The continuing NEOs each received an RSU grant and a PSU grant with the intended value as stated in the below table. Consistent with Mr. Baszucki’s grants, the time-based RSUs vest quarterly over three years subject to continued service and PSUs will be earned based on achievement of cumulative Bookings and adjusted EBITDA targets over a two-year performance period (ending December 31, 2025). Two-thirds of any earned PSUs vest upon certification of performance following the completion of the two-year performance period and the remaining 33% of any earned PSUs vest in equal quarterly installments over the next year. The payout of the PSUs is capped at 200% of target.

Name	Intended Fiscal Year 2024 PSU Grant Value (at target)	Number of Shares of PSU Grant (at target)	Intended Fiscal Year 2024 RSU Grant Value	Number of Restricted Stock Units	Total Intended Grant Value
Michael Guthrie	$3,687,250	87,812	$6,847,750	163,080	$10,535,000
Manuel Bronstein	$3,687,250	87,812	$6,847,750	163,080	$10,535,000
Mark Reinstra	$2,479,750	59,055	$4,605,250	109,674	$7,085,000

Additional Compensation Practices

Perquisites and Other Personal Benefits

Our NEOs are eligible to participate in the same benefits programs offered to all employees. In addition, NEOs as well as other senior executives entered into change in control and severance agreements with the Company.

Because of the high visibility of our Company and specific threats to Mr. Baszucki’s safety arising from his position as our Company’s visionary, founder and CEO, the Company conducted an independent security assessment, which identified specific risks and threats. Based on the results of this assessment, the LDCC previously approved the implementation of a formal security program.

We require these security measures for the Company’s benefit because of the importance of Mr. Baszucki to Roblox, and we believe that the scope and costs of these security programs are appropriate and necessary. The LDCC evaluates these security programs at least annually, including a review of security professional assessments of safety threats and recommendations for the security programs. Under Mr. Baszucki’s overall security program, we pay for costs related to personal security for Mr. Baszucki at his residences and during business travel, including the annual costs of security personnel for his protection and the procurement, installation and maintenance of certain security measures for his residences.

In addition, Mr. Baszucki uses private aircraft for business travel in connection with his overall security program. On certain occasions, Mr. Baszucki may be accompanied by family members or guests when using private aircraft. Although we do not consider Mr. Baszucki’s overall security program to be a perquisite for his benefit for the reasons described above, as required under SEC rules, the costs related to personal security for Mr. Baszucki at his residences pursuant to his overall security program are reported as other compensation to Mr. Baszucki in the “All Other Compensation” column of the Summary Compensation Table for Fiscal Year 2023” below. The LDCC believes that these costs are appropriate and necessary in light of the threat landscape and the fact that Mr. Baszucki received no annual salary or bonus payments in 2023.

The Company also engaged an outside service provider to review and monitor cybersecurity for our other NEOs.

59	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

We maintain a tax-qualified retirement plan that provides eligible employees, including the NEOs with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. In 2023, we matched $1 for $1 of participant's 401(k) contributions up to 50% of the IRS limit. Matching contributions are 100% vested at the time of the match. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

We also provide all U.S. employees, including our NEOs other than our CEO, with the opportunity to purchase our common stock through payroll deductions at a 15% discount through our employee stock purchase plan (“ESPP”), a nondiscriminatory, tax-qualified plan. All employees, including our NEOs, are also eligible to participate in our charitable matching gift program.

Deferred Compensation Plan

In March 2023, we adopted a non-qualified deferred compensation plan (“Deferred Compensation Plan”) for non-employee directors and, as determined by the LDCC in its discretion, members of a “select group of management or highly compensated employees”. Eligible non-employee director participants may elect annually to defer up to 100% of their cash director fees and their equity awards granted under the Company’s 2020 Plan. Initially, eligible employee participants could elect to defer up to 90% of their base salary and up to 100% of their cash bonus compensation, and up to 100% of any RSUs or PSUs granted under the Company’s 2020 Plan. The Deferred Compensation Plan was amended in September 2023 to reduce the maximum RSU or PSU deferral percentage for employees to 65%. For further information on the Deferred Compensation Plan, please see “Director Compensation - Deferred Compensation Plan” above.

Change in Control Severance Agreements

We have entered into a change in control severance agreement with each of our current NEOs, pursuant to which our NEOs are eligible to receive severance benefits, as specified in and subject to the terms of the change in control severance agreement.

We believe that these protections serve our retention objectives by helping our NEOs maintain continued focus and dedication to their responsibilities to maximize stockholder value, including in the event of a transaction that could result in a change in control of the Company. For more information, see the section titled “Potential Payments upon Termination or Change in Control”.

Mr. Donato resigned from the Company effective September 1, 2023. He did not receive any severance benefits in connection with his resignation.

Ms. Messing resigned from the Company effective December 8, 2023 for “good reason” and triggered her severance, COBRA continuation and equity acceleration entitlements under her change in control and severance agreement as described below.

Employment Agreements

In connection with and after the listing of our Class A common stock on the NYSE, we have entered into a confirmatory employment letter setting forth the terms and conditions of employment for each of our NEOs as described below.

DAVID BASZUCKI

We have entered into a confirmatory employment letter agreement with Mr. Baszucki. The letter agreement, as amended, does not have a specific term and provides that Mr. Baszucki is an at-will employee. Mr. Baszucki’s 2023 annual base salary was $0. No changes have been made to his annual base salary for 2024.

MANUEL BRONSTEIN

We have entered into a confirmatory employment letter agreement with Mr. Bronstein. The letter agreement does not have a specific term and provides that Mr. Bronstein is an at-will employee. Mr. Bronstein’s 2023 annual base salary was $715,000. No changes have been made to his annual base salary for 2024.

60

EXECUTIVE COMPENSATION

CRAIG DONATO

We entered into a confirmatory employment letter agreement with Mr. Donato. The letter agreement did not have a specific term and Mr. Donato was an at-will employee who resigned effective September 1, 2023. Prior to his resignation, Mr. Donato’s 2023 annual base salary was $715,000.

MICHAEL GUTHRIE

We have entered into a confirmatory employment letter agreement with Mr. Guthrie. The letter agreement does not have a specific term and provides that Mr. Guthrie is an at-will employee. Mr. Guthrie’s 2023 annual base salary was $715,000. No changes have been made to his annual base salary for 2024.

BARBARA MESSING

We entered into a confirmatory employment letter agreement with Ms. Messing. The letter agreement did not have a specific term and Ms. Messing was an at-will employee who resigned effective December 8, 2023. Prior to her resignation, Ms. Messing’s 2023 annual base salary was $715,000.

MARK REINSTRA

We have entered into a confirmatory employment letter agreement with Mr. Reinstra. The letter agreement does not have a specific term and provides that Mr. Reinstra is an at-will employee. Mr. Reinstra’s 2023 annual base salary was $715,000. No changes have been made to his annual base salary for 2024.

DANIEL STURMAN

We have entered into a confirmatory employment letter agreement with Mr. Sturman. The letter agreement does not have a specific term and provides that Mr. Sturman is an at-will employee. Mr. Sturman’s 2023 annual base salary was $715,000. Mr. Sturman has announced his resignation from the Company, effective May 21, 2024.

Stock Ownership Guidelines

We maintain stock ownership guidelines for our executive officers, including our NEOs. The stock ownership guidelines provide that our CEO must maintain ownership throughout his tenure of a number of shares of our common stock equal to the greater of $6 million or the number of shares equivalent in value to six times his annual base salary. The guidelines also provide that each other executive officer must maintain ownership throughout his or her tenure as an executive officer of a number of shares equivalent in value to two times his or her annual base salary. For purposes of satisfying the guidelines, we only count shares directly and beneficially owned and shares held in retirement or deferred compensation accounts, in addition to shares subject to RSUs or other full-value awards to the extent vested and deferred or that are unvested and for which the only requirement to earn the award is continued service to us. Existing executive officers are expected to achieve the applicable level of ownership on the later of May 11, 2027 or their five-year anniversary of assuming the relevant position. Each of the continuing NEOs, including our CEO, is in compliance with the stock ownership guidelines as of the date hereof.

Hedging and Pledging

We have established an Insider Trading Policy, which, among other things, prohibits all of our and our subsidiaries’ employees, officers, directors, consultants and contractors from conducting short sales and engaging in transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our Class A common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, our and our subsidiaries’ employees, NEOs, directors, consultants and contractors are prohibited from pledging any of our securities as collateral for a loan and from holding any of our securities in a margin account.

61	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Recovery Policy

The LDCC has adopted a general compensation recovery policy in compliance with the NYSE rules implementing Rule 10D-1 of the Exchange Act. Consistent with the rules, this policy requires that if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with financial reporting requirements under the securities laws, the Company must clawback from certain officers any incentive-based compensation received by them after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

Compensation Risk Assessment

Our management regularly assesses and discusses with the LDCC our compensation programs, policies and practices for our employees as they relate to our risk management. In this regard, we undertake a risk review of our employee compensation programs, policies and practices (including our executive compensation program) each year to determine whether these programs, policies and practices contain features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten our value. Based upon this review, we believe that any risks arising from such programs, policies and practices are not reasonably likely to have a material adverse effect on us.

Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking.

A significant proportion of the compensation provided to most of our employees involves long-term incentive compensation in the form of equity awards that we believe are important to help further align our employees’ interests with those of our stockholders. These equity awards directly tie their expectations of compensation to their contributions to the long-term value of our Company. We do not believe that these equity awards encourage unnecessary or excessive risk-taking given their multi-year vesting schedules or performance periods and since their ultimate value is tied to our stock price. Our executive officer stock ownership guidelines also help ensure that executive officers have significant value tied to long-term stock price performance. Additional controls such as the Code of Business Conduct and Ethics and related training help mitigate the risks of unethical behavior and inappropriate risk-taking.

Tax and Accounting Matters

The LDCC takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Generally, Section 162(m) of the Code limits the amount we may deduct from our federal income taxes for compensation paid to our CEO and Chief Financial Officer and certain other current executive officers that are “covered employees” within the meaning of Section 162(m) of the Code to $1 million per individual per year, subject to certain exceptions. In approving the amount and form of compensation for our NEOs in the future, the LDCC generally considers all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m) of the Code, as well as our need to maintain flexibility in compensating executive officers in a manner designed to promote our goals. The LDCC may authorize compensation payments that will or may not be deductible when we believe that such payments are appropriate to attract, retain or motivate executive talent.

We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. If any of the payments or benefits provided for under the change of control and severance agreements or otherwise payable to a NEO would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, he or she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO.

62

EXECUTIVE COMPENSATION

Report of the Leadership Development and Compensation Committee

The Leadership Development and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the Leadership Development and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and Roblox’s Annual Report on Form 10-K for the year ended December 31, 2023.

Leadership Development and Compensation Committee

ANDREA WONG (CHAIR) JASON KILAR GINA MASTANTUONO

63	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Executive Compensation Tables

Summary Compensation Table for Fiscal Year 2023

The following table sets forth, for fiscal year 2023 and the two prior fiscal years, the compensation reportable for our NEOs, as determined under SEC rules.

					Stock		All Other
Name and		Salary		Bonus	Awards		Compensation
Principal Position	Year	($)		($)	($)(1)		($)		Total ($)
David Baszucki,	2023	—	(2)	—	—		2,136,740	(3)	2,136,740
Founder, President and	2022	—	(2)	—	—		1,141,723		1,141,723
Chief Executive Officer	2021	136,364	(2)	—	232,185,000	(4)	465,027		232,786,391
Michael Guthrie,	2023	698,750		—	10,257,502		6,500	(5)	10,962,752
Chief Financial Officer	2022	625,000		—	7,764,813		—		8,389,813
	2021	550,000		—	6,930,000		8,262		7,488,262
Manuel Bronstein,	2023	698,750		—	10,257,502		17,750	(6)	10,974,002
Chief Product Officer	2022	625,000		—	6,470,663		12,200		7,107,863
	2021	418,229		—	60,146,000		17,150		60,581,379
Craig Donato (7),	2023	463,125		—	7,514,634		21,500	(8)	7,999,259
Chief Business Officer	2022	625,000		—	5,972,918		12,200		6,610,118
	2021	550,000		—	1,925,000		17,849		2,492,849
Barbara Messing (9),	2023	655,417			7,514,634		787,517	(10)	8,957,568
Chief Marketing Officer	2022	625,000		—	8,481,467		12,200		9,118,667
	2021	550,000		—	—		17,550		567,550
Mark Reinstra,	2023	698,750		—	7,101,323		21,500	(8)	7,821,573
General Counsel & Corporate Secretary	2022	625,000		—	10,213,616		12,200		10,850,816
Daniel Sturman,	2023	698,750		—	10,257,502		21,500	(8)	10,977,752
Chief Technology Officer	2022	625,000		—	14,287,136		12,200		14,924,336
Officer	2021	550,000		—	—		17,684		567,684
(1)	The amounts reported in this column represent the aggregate grant date fair value of the RSUs awarded to the NEOs in the fiscal years ended December 31, 2021, December 31, 2022, and December 31, 2023, as applicable, calculated in accordance with FASB ASC Topic 718. In the case of RSUs, the aggregate grant date fair value of the awards granted after our direct listing is determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date. Prior to the direct listing, the fair value of the shares of Class A common stock underlying the award was determined by our Board along with management by considering a number of objective and subjective factors including 409A reports by independent valuation advisors. In accordance with FASB ASC Topic 718, this amount does not take into account any estimated forfeitures related to service-vesting conditions. For the PSUs granted in 2022, the fair value of the PSUs was determined using a Monte Carlo simulation model assuming target performance. For each PSU granted in 2022, the Company estimated the expected term based on the time period from the valuation date to the end of the performance period, the risk free interest rate of 2.71% was based on the United States Treasury yield curve in effect at the time of grant for zero-coupon U.S. Treasury Notes, the expected volatility of 65% was based on the historical stock volatility of selected peers over a period equivalent to the expected term of the PSUs and the expected dividend rate for the Company’s stock was based on the then dividend rate of zero, consistent with the statement in our Annual Report on Form 10-K that we do not intend to pay cash dividends for the foreseeable future. For each PSU granted in 2023, in accordance with SEC rules, the aggregate grant date fair value of the awards is calculated based on the most probable outcome of the performance conditions as of the grant date, which was target performance. The grant date fair value is calculated by multiplying the target number of units granted by the NYSE closing price of our Class A common stock on the grant date. If the most probable outcome of the performance conditions on the grant date had been maximum performance, then the grant date fair value of the 2023 PSUs would have been as follows: Michael Guthrie, Manuel Bronstein and Daniel Sturman ($5,861,391), Craig Donato and Barbara Messing ($4,294,063), and Mark Reinstra ($4,057,886). The valuation assumptions used in determining the grant date fair value of the RSUs and PSUs are further described in the Note 1 and Note 12 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 21, 2024. The amounts reflect the accounting charge for the RSUs and PSUs and do not correspond to the actual economic value that may be received by the NEOs upon vesting or settlement of the RSUs and PSUs. For information on the valuation assumptions for the CEO Long-Term Performance Award, please see footnote 4 to the Summary Compensation Table for Fiscal Year 2023 below.
(2)	Mr. Baszucki’s annual salary was $800,000 until March 10, 2021, when it was reduced to $0.
(3)	The amount represents security expenses for Mr. Baszucki pursuant to his overall security program as further described under “Perquisites and Other Personal Benefits” of $2,044,827, commuting expenses of $85,346 and other sundries of $6,566. On occasion, guests of Mr. Baszucki accompanied him, at no incremental cost to the Company, on corporate aircraft used for business purposes.

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EXECUTIVE COMPENSATION

(4)	The fair value of the CEO Long-Term Performance Award was determined using a Monte Carlo simulation model and assumes achievement of all performance targets. The fair value of the common stock underlying the award was determined by our Board along with management by considering a number of objective and subjective factors. The Company estimated the expected term based on the time period from the valuation date to the end of the performance period. The risk-free interest rate of 0.98% was based on the United States Treasury yield curve in effect at the time of grant for zero-coupon U.S. Treasury notes. The expected volatility of 50% was derived from the historical stock volatility of selected peers over a period equivalent to the expected term of the CEO Long-Term Performance Award and the expected dividend rate for the Company’s stock was based on the then dividend rate of zero, consistent with the statement in our Annual Report on Form 10-K that we do not intend to pay cash dividends for the foreseeable future. The valuation assumptions used in determining the grant date fair value of the CEO Long-Term Performance Award are further described in the Note 1 and Note 12 to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 21, 2024.
(5)	The amounts reflects security expenses for the executive covered by the Company.
(6)	The amount includes $11,250 of matching 401(k) contributions by the Company on behalf of the executive and $6,500 of security expenses covered by the Company.
(7)	Mr. Donato resigned from the Company effective September 1, 2023.
(8)	The amount includes $15,000 of matching 401(k) contributions by the Company on behalf of the executive and $6,500 of security expenses covered by the Company.
(9)	Ms. Messing resigned from the Company effective December 8, 2023.
(10)	The amount reflects $715,000 of severance payments earned by Ms. Messing upon her resignation on December 8, 2023, to be paid out in fiscal year 2024, $51,017 of COBRA payments by the Company on behalf of Ms. Messing, $15,000 of matching 401(k) contributions by the Company on behalf of the executive and $6,500 of security expenses covered by the Company for the executive.

65	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards in 2023

The following table shows all plan-based awards granted to our NEOs during fiscal year 2023:

		Estimated Possible Payouts Under				All Other		Grant Date
		Equity Incentive Plan Awards(1)				Stock Awards:		Fair Value of
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)		Number of Units		Stock Awards ($)(2)
Michael Guthrie	4/13/2023					160,324	(3)	7,326,807
	4/13/2023	0	64,129	128,258	(4)			2,930,695
Manuel Bronstein	4/13/2023					160,324	(3)	7,326,807
	4/13/2023	0	64,129	128,258	(4)			2,930,695
Craig Donato	4/13/2023					117,453	(3)	5,367,602
	4/13/2023	0	46,981	93,962	(4)			2,147,032
Barbara Messing	4/13/2023					117,453	(3)	5,367,602
	4/13/2023	0	46,981	93,962	(4)			2,147,032
Mark Reinstra	4/13/2023					110,993	(3)	5,072,380
	4/13/2023	0	44,397	88,794	(4)			2,028,943
Daniel Sturman	4/13/2023					160,324	(3)	7,326,807
	4/13/2023	0	64,129	128,258	(4)			2,930,695
(1)	Amounts in the “Estimated Possible Payouts Under Equity Incentive Plan Awards” relate to potential payouts under the PSU awards granted in fiscal year 2023. The number of shares in the “Threshold”, “Target” and “Maximum” columns represent the number of PSUs that would be eligible to vest upon achievement against predetermined threshold, target and maximum Bookings and adjusted EBITDA metrics. Linear interpolation determines the percentage of PSUs that would be eligible to vest upon achievement between the threshold and target and the target and maximum achievement points. Mr. Donato’s PSU award was forfeited in its entirety in connection with his resignation from the Company. Ms. Messing resigned from the Company for “good reason” and therefore her PSU award will remain outstanding through the end of the performance period and a prorated portion of the PSUs may vest based on actual performance. It is possible that the executive officers will realize zero compensation from these awards if the Bookings and adjusted EBITDA metrics are not met during the performance period.
(2)	The amounts reported in this column represent the aggregate grant date fair value of the RSUs and PSUs granted to the NEO in the fiscal year ended December 31, 2023. The grant date fair value of the RSUs is determined by multiplying the number of units granted by the NYSE closing price of our Class A common stock on the grant date, in accordance with FASB ASC Topic 718. For each PSU granted in 2023, in accordance with SEC rules, the aggregate grant date fair value of the awards is calculated based on the most probable outcome of the performance conditions as of the grant date, which was target performance. The grant date fair value is calculated by multiplying the target number of units granted by the NYSE closing price of our Class A common stock on the grant date. Such aggregate grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The valuation assumptions used in determining such amounts are described in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 21, 2024. The amounts reported in this column reflect the accounting cost for these PSUs and RSUs, as applicable, and do not correspond to the actual economic value that may be received by the NEOs upon the vesting or settlement of the PSUs or RSUs or sale of the shares of common stock underlying such PSUs or RSUs, as applicable. The valuation assumptions used in determining the grant date fair value of the RSUs (including the PSUs) are further described the footnotes to the “Summary Compensation Table for Fiscal Year 2023” above.
(3)	The RSUs are subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2023 Year-End Table” below.
(4)	The PSUs are subject to performance and time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2023 Year-End Table” below.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2023
Year-End

The following table sets forth information regarding outstanding equity incentive plan awards held by our NEOs as of December 31, 2023:

			Options Awards				Stock Awards
							Number	Market	Number of	Market or
							of Shares	Value of	Unearned	Payout Value
			Number of	Number of			or Units	Shares or	Shares,	of Unearned
			Securities	Securities			of Stock	Units of	Units or	Shares, Units
			Underlying	Underlying	Option		That	Stock That	Other	or Other
			Unexercised	Unexercised	Exercise	Option	Have Not	Have Not	Rights That	Rights That
			Options (#)	Options (#)	Price	Expiration	Vested	Vested	Have Not	Have Not
Name	Grant Date		Exercisable(1)	Unexercisable(1)	($)(2)	Date	(#)(1)	($)(3)	Vested (#)(1)	Vested ($)(3)
David Baszucki	3/21/2016	(4)	1,134,730	—	0.0759	3/21/2026	—	—	—	—
	10/20/2017	(5)	1,641,476	—	0.53	10/19/2027	—	—	—	—
	1/23/2019	(5)	2,500,000	—	3.345	1/22/2029	—	—	—	—
	1/24/2020	(6)	2,447,916	52,084	3.405	1/23/2030	—	—	—	—
	2/21/2021	(7)	—	—	—	—	—	—	11,500,000	525,780,000
Michael Guthrie	2/5/2018	(5)	1,672,390	—	0.53	2/4/2028	—	—	—	—
	1/19/2020	(8)	287,500	12,500	3.405	1/18/2030	—	—	—	—
	3/16/2021	(9)	—	—	—	—	30,000	1,371,600	—	—
	4/8/2022	(10)	—	—	—	—	81,070	3,706,520	—	—
	4/8/2022	(11)	—	—	—	—	—	—	36,009	1,646,331
	4/13/2023	(10)	—	—	—	—	120,243	5,497,510	—	—
	4/13/2023	(12)	—	—	—	—	—	—	128,258	5,863,956
Manuel Bronstein	4/8/2021	(13)	—	—	—	—	301,042	13,763,640	—	—
	4/8/2022	(11)	—	—	—	—	—	—	30,008	1,371,966
	4/8/2022	(10)	—	—	—	—	67,558	3,088,752	—	—
	4/13/2023	(10)	—	—	—	—	120,243	5,497,510	—	—
	4/13/2023	(12)	—	—	—	—	—	—	128,258	5,863,956
Craig Donato (14)	11/15/2018	(5)	191,668	—	3.345	11/14/2028	—	—	—	—
	12/21/2019	(5)	187,501	—	3.405	12/20/2029	—	—	—	—
Barbara Messing	8/31/2020	(5)	381,484	—	5.21	8/31/1930	—	—	—	—
	4/8/2022	(11)(15)	—	—	—	—	—	—	23,083	1,055,355
	4/13/2023	(12) (15)	—	—	—	—	—	—	18,270	835,304
Mark Reinstra	12/9/2019	(5)	428,528	—	3.405	12/8/2029	—	—	—	—
	4/8/2022	(10)	—	—	—	—	56,125	2,566,035	—	—
	4/8/2022	(11)	—	—	—	—	—	—	24,930	1,139,800
	4/8/2022	(16)	—	—	—	—	35,078	1,603,766	—	—
	4/13/2023	(10)	—	—	—		83,245	3,805,961	—	—
	4/13/2023	(12)	—	—	—		—	—	88,794	4,059,662
Daniel Sturman	1/19/2020	(17)	749,598	33,333	3.405	1/18/2030	—	—	—	—
	4/8/2022	(10)	—	—	—	—	81,070	3,706,520	—	—
	4/8/2022	(11)	—	—	—	—	—	—	36,009	1,646,331
	4/8/2022	(16)	—	—	—	—	47,291	2,162,145	—	—
	4/13/2023	(10)	—	—	—	—	120,243	5,497,510	—	—
	4/13/2023	(12)	—	—	—	—		—	128,258	5,863,956

(1)	Amount reflects all previous forward stock splits effected prior to our direct listing.
(2)	This column represents the fair market value of a share of our Class A common stock on the date of the grant, as determined by the administrator of the 2004 Plan or the 2017 Plan, as applicable.
(3)	This column represents the fair market value of the shares underlying the RSUs or PSUs as of December 31, 2023, based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $45.72 on December 29, 2023.
(4)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2004 Plan and a stock option agreement thereunder. The shares of our Class A common stock underlying the option are fully vested.
(5)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2017 Plan and a stock option agreement thereunder. The shares of our Class A common stock underlying the option are fully vested.
(6)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2017 Plan and a stock option agreement thereunder. The shares subject to the stock option vest in 48 monthly installments beginning on January 1, 2020, subject to continued service to the Company as of each vesting date.
(7)	This award is subject to both a service condition and a performance condition. Values included in the Number of Unearned Shares that Have Not Vested and Market or Payout Value of Unearned Shares Not Vested columns include the maximum values for number of shares and market value (i.e. calculated assuming that all Company stock price hurdles have been met). For additional information, including vesting, relating to this award, please see the section titled “Executive Compensation-Founder and CEO Long-Term Performance Award” above.
(8)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2017 Plan and a stock option agreement thereunder. 1/48th of the shares vest in equal monthly installments beginning on March 5, 2020, subject to continued service to us as of each vesting date.

67	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

(9)	The RSUs vest as follows: (i) 28,125 RSUs vest in 5 equal quarterly installments through February 20, 2025 and (iii) 1,875 RSUs vest on May 20, 2025, subject to continued service to the Company as of each vesting date.
(10)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through February 20, 2026, subject to the participant’s continued service through each vesting date.
(11)	Represents shares of our Class A common stock subject to awards of PSUs granted under our 2020 Plan. The number of shares in the “Number of Unearned Shares, Units or Other Rights that Have Not Vested” column represents the number of PSUs that would be eligible to vest upon achievement of the $115 Stock Price Hurdle (representing achievement of 100% of the target PSUs). Between 0% and 200% of the target PSUs are eligible to vest, based on the Company’s stock price performance on the applicable measurement date, subject to the grantee’s continued service on the applicable Two-Year Measurement Date or Quarterly Measurement Date.
(12)	Represents shares of our Class A common stock subject to awards of PSUs granted under our 2020 Plan. The number of shares in the “Number of Unearned Shares, Units or Other Rights that Have Not Vested” column represents the number of PSUs that would be eligible to vest upon achievement of maximum performance against predetermined Bookings and adjusted EBITDA metrics (representing achievement of 200% of the target PSUs). Between 0% and 200% of the target PSUs are eligible to vest, based on the Company’s Bookings and adjusted EBITDA performance during the performance period subject to the grantee’s continued service.
(13)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through May 20, 2025, subject to the participant’s continued service through each vesting date.
(14)	Mr. Donato resigned from the Company effective September 1, 2023. His unvested PSUs and RSUs were forfeited in connection with his resignation.
(15)	Ms. Messing resigned from the Company effective December 8, 2023, for “good reason”. Pursuant to the terms of the PSU agreements, her PSU awards will remain outstanding through the end of the performance period and a prorated portion of the PSUs may vest based on actual performance. Outstanding shares represent the prorated portion of the PSU awards that could potentially vest based on performance.
(16)	Amount represents shares of our Class A common stock subject to awards of RSUs pursuant to the terms and conditions of our 2020 Plan and RSU agreement thereunder. The remaining unvested RSUs vest in equal quarterly installments through February 20, 2025, subject to the participant's continued service through each vesting date.
(17)	Amount reflects shares of our Class A common stock subject to a stock option granted pursuant to the terms and conditions of our 2017 Plan and a stock option agreement thereunder. The shares subject to the stock option vest in 48 monthly installments beginning on February 17, 2020, subject to continued service to us as of each vesting date.

68

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in 2023

The following table sets forth information regarding options exercised and stock awards vested and value realized upon vesting, by our NEOs during fiscal year 2023:

	Option Awards		Stock Awards
	Number of		Number of
	Shares		Shares
	Acquired on	Value Realized	Acquired on		Value Realized
Name	Exercise (#)	on Exercise ($)(1)	Vesting (#)		on Vesting ($)(2)
David Baszucki	3,050,000	113,512,347	—		—
Michael Guthrie		—	98,612		3,548,089
Manuel Bronstein		—	282,607		10,275,863
Craig Donato		—	62,925		2,227,238
Barbara Messing	19,193	731,253	153,047		5,901,167
Mark Reinstra	75,868	2,903,178	80,756		2,912,938
Daniel Sturman	29,368	943,447	113,944	(3)	4,108,704
(1)	The aggregate value realized upon the exercise of an option represents the difference between the aggregate market price of the shares of our Class A common stock on the date of exercise and the aggregate exercise price of the option.
(2)	The aggregate value realized upon the vesting and settlement of an RSU represents the aggregate market price of the shares of our Class A common stock on the date of settlement.
(3)	Includes 35,271 shares (valued at $1,238,953 on vesting) issuable pursuant to RSUs that vested during fiscal year 2023 but for which settlement has been deferred under the Company’s Deferred Compensation Plan.

69	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

The following table provides information about the deferred compensation accounts of the Named Executive Officers as of December 31, 2023. For further information on the Deferred Compensation Plan, please see “Director Compensation - Deferred Compensation Plan” above.

	Executive		Registrant	Aggregate		Aggregate	Aggregate
	Contributions		Contributions	Earnings		Withdrawals/	Balance
Name	in Last FY		in Last FY	in Last FY		Distributions	at Last FYE
Mark Reinstra	$455,813	(1)	—	$29,637		—	$485,450
Daniel Sturman	$1,238,953	(2)	—	$373,637	(3)		$1,612,590
(1)	Represents base salary that was deferred under the Company’s Deferred Compensation Plan.
(2)	Represents the value of the RSUs that vested and were earned and deferred by Mr. Sturman in fiscal year 2023. The value of each vested deferred RSU is based on the closing price of the Company’s common stock on the applicable vesting date.
(3)	Represents the net increase in the value of the shares underlying Mr. Sturman’s vested deferred RSUs from the vesting date to December 31, 2023 based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $45.72 on December 29, 2023.

70

EXECUTIVE COMPENSATION

Potential Payments upon Termination or Change in Control

Our NEOs are eligible for certain payments and benefits in the event of their termination of employment under specified circumstances. These payments and benefits are described in further detail below. The following table and the narrative that follows provide information concerning the estimated payments and benefits that could be provided in the termination circumstances described below, assuming that the relevant termination took place on December 31, 2023.

			Qualifying Termination without
			Change in Control
				Value of
			Cash	Accelerated
	Base		Bonus	Equity		Value of
Name	Salary ($)		($)	Awards ($)(1)		Benefits ($)	Total ($)
David Baszucki	1,200,000	(2)	—	2,203,934	(3)	50,064	3,453,998
Michael Guthrie	715,000		—	5,741,932	(4)	33,376	6,490,308
Manuel Bronstein	715,000			13,625,246	(4)	33,376	14,373,622
Mark Reinstra	715,000		—	4,179,814	(4)	0	4,894,814
Daniel Sturman	715,000		—	7,324,551	(4)	25,968	8,065,519

(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $45.72 on December 29, 2023 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the NYSE, of $45.72 on December 29, 2023, multiplied by the number of accelerating RSUs.
(2)	Based on Mr. Baszucki’s salary as in effect prior to March 2021 when his salary was reduced to $0.
(3)	The amount of shares subject to the Founder and CEO Long-Term Performance Award is not included because the Company Stock Price Hurdles were not achieved as of December 31, 2023.
(4)	The 2022 PSUs are not included because the performance thresholds were not achieved as of December 31, 2023. However the PSUs will remain outstanding through the performance period end date and the number of PSUs that become Eligible Units will be measured as if the NEO’s employment had not terminated. A portion of the 2023 PSUs are included based on performance as of December 31, 2023. The remainder of the 2023 PSUs will remain outstanding through the performance period end date and the number of PSUs that become Eligible Units will be measured as if the NEO’s employment had not terminated.

			Qualifying Termination with
			Change in Control
				Value of
			Cash	Accelerated
	Base		Bonus	Equity		Value of
Name	Salary ($)		($)	Awards ($)(1)		Benefits ($)	Total ($)
David Baszucki	1,600,000	(2)	—	2,203,934	(3)	50,064	3,453,998
Michael Guthrie	1,072,500		—	11,198,203	(4)	33,376	12,304,079
Manuel Bronstein	1,072,500		—	22,443,537	(4)	33,376	23,549,413
Mark Reinstra	1,072,500		—	8,040,594	(4)	0	9,113,094
Daniel Sturman	1,072,500		—	12,870,296	(4)	25,968	13,968,764
(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $45.72 on December 29, 2023 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $45.72 on December 29, 2023, multiplied by the number of accelerating RSUs.
(2)	Based on Mr. Baszucki’s salary as in effect prior to March 2021 when his salary was reduced to $0.
(3)	The amount of shares subject to the Founder and CEO Long-Term Performance Award is not included because the Company Stock Price Hurdles were not achieved as of December 31, 2023.
(4)	The 2022 PSUs are not included because the performance thresholds were not achieved as of December 31, 2023. A portion of the 2023 PSUs are included based on performance as of December 31, 2023.

71	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

	Death
	Value of
	Accelerated
	Equity
Name	Awards ($)(1)
David Baszucki	2,203,934	(2)
Michael Guthrie	15,682,877	(3)
Manuel Bronstein	26,653,800	(3)
Mark Reinstra	11,145,393	(3)
Daniel Sturman	17,354,970	(3)
(1)	The aggregate value shown for the acceleration of an option represents the difference between the closing price of our Class A common stock, as reported on the NYSE, of $45.72 on December 31, 2023 and the exercise price of the option, multiplied by the number of accelerating shares. The aggregate value shown for the acceleration of an RSU and PSU is based on the closing price of our Class A common stock, as reported on the NYSE, of $45.72 on December 29, 2023, multiplied by the number of accelerating RSUs.
(2)	The amount of shares subject to the Founder and CEO Long-Term Performance Award is not included because the Company Stock Price Hurdles were not achieved as of December 31, 2023.
(3)	The 2022 and 2023 PSUs are included assuming target performance as of December 31, 2023.

Executive Resignations

Mr. Donato resigned from the Company effective September 1, 2023. He received no severance or other benefits in connection with his resignation.

Ms. Messing resigned from the Company effective December 8, 2023. She resigned for “good reason” and therefore received a payment equal to twelve months of annual base salary ($715,000), payment of premiums for coverage under COBRA for her and her eligible dependents for 18 months ($51,016) and accelerated vesting of outstanding equity awards for 12 months (valued at $7,164,555 based on the Company’s stock price on the date of acceleration), pursuant to her Change in Control and Severance Agreement.

Change in Control and Severance Agreements

We have entered into a change in control severance agreement with each of our NEOs that provides for the severance and change in control benefits as described below. Each change in control severance agreement supersedes any prior agreement or arrangement the NEO may have had with us that provides for severance and/or change in control payments or benefits.

Each change in control severance agreement will terminate on the date that all of the obligations of the parties to the change in control severance agreement have been satisfied.  The change in control severance agreement we entered into with Mr. Donato terminated as of his resignation and the change in control severance agreement we entered into with Ms. Messing will terminate when all obligations of the agreement described above have been satisfied.

If a NEO’s employment is terminated outside the period beginning three months before a change in control and ending 12 months following a change in control, or the change in control period, either (i) by us (or any of our subsidiaries) without “cause” (and other than by reason of death or disability) or (ii) by the NEO for “good reason” (as such terms are defined in the NEO’s change in control severance agreement), the NEO will receive the following benefits if he or she timely signs and does not revoke a release of claims in our favor:

◼	a lump-sum payment equal to 12 months (or, in the case of Mr. Baszucki, 18 months) of the NEO’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction), or, in the case of Mr. Baszucki, calculated based on his base salary as in effect immediately prior to the time his salary was reduced to $0;
◼	payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for the NEO and the NEO’s eligible dependents, if any, for up to 12 months (or, in the case of Mr. Baszucki, 18 months), or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate, or be subject to an excise tax under, applicable law; and
◼	accelerated vesting and exercisability (as applicable) of outstanding equity awards for 12 months if the NEO has been continuously employed by us for 12 or more months, or accelerated vesting and exercisability (as applicable) of the outstanding equity awards for

72

EXECUTIVE COMPENSATION

the number of months the NEO has been employed by us if the NEO has been employed by us for 3 months or more, but less than 12 months. Such acceleration will not apply to the CEO Long-Term Performance Award or the PSUs.

If, within the change in control period, the NEO’s employment is terminated either (i) by us (or any of our subsidiaries) without cause (and other than by reason of death or disability) or (ii) by the NEO for good reason, the NEO will receive the following benefits if the NEO timely signs and does not revoke a release of claims in our favor:

◼	a lump-sum payment, less applicable withholdings, equal to the sum of (x) 18 months (or, in the case of Mr. Baszucki, 24 months) of the executive’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction or if greater, at the level in effect immediately prior to the change in control), or in the case of Mr. Baszucki, calculated based on his base salary as in effect immediately prior to the time his salary was reduced to $0, and (y) a pro-rated portion of 100% of the executive’s target annual bonus as in effect for the fiscal year in which the termination occurs, with such pro-ration based on the number of days that have elapsed from the start of the fiscal year in which the termination occurs and the termination date;
◼	payment of premiums for coverage under COBRA for the NEO and the NEO’s eligible dependents, if any, for up to 12 months (or, in the case of Mr. Baszucki, 18 months), or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate, or be subject to an excise tax under, applicable law; and
◼	100% accelerated vesting and exercisability (as applicable) of all outstanding equity awards and, in the case of an equity award with performance-based vesting unless otherwise specified in the applicable equity award agreement governing such award, all performance goals and other vesting criteria generally will be deemed achieved at 100% of target levels. Such acceleration will not apply to the PSUs.

Additionally, Ms. Messing’s change in control severance agreement provided that if Ms. Messing terminated her employment without “good reason”, Ms. Messing would have received a lump-sum payment, less applicable withholdings, equal to 12 months of Ms. Messing’s annual base salary as in effect immediately prior to such termination, provided Ms. Messing timely signed and did not revoke a release of claims in our favor.

If any of the amounts provided for under these change in control severance agreements or otherwise payable to our NEOs would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the NEO would be entitled to receive either full payment of benefits under his or her change in control severance agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the NEO. The change in control severance agreements do not require us to provide any tax gross-up payments.

Founder and CEO Long-Term Performance Award

A detailed discussion of the treatment of the Founder and CEO Long-Term Performance Award upon a change in control can be found under “Long-Term Incentive Compensation – Founder and CEO Long-Term Performance Award”.

PSU Awards

A detailed discussion of the treatment of the PSUs upon a change in control, death or disability can be found under “Long-Term Incentive Compensation – Fiscal Year 2023 Awards”.

Equity Acceleration Death Benefit

The LDCC has approved an Equity Award Death Acceleration Policy, pursuant to which if an employee, including our NEOs, ceases to be an employee as a result of the employee’s death, then 100% of the then-unvested portion of each of the employee’s outstanding equity awards will immediately vest and become fully exercisable. Such acceleration will not apply to the Founder and CEO Long-Term Performance Award or the PSUs. A detailed discussion of the treatment of the PSUs upon death can be found under “Long-Term Incentive Compensation – Fiscal Year 2023 Awards”.

73	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

CEO Pay Ratio

Under SEC rules, we are required to provide information regarding the relationship between the annual total compensation of our CEO and the annual total compensation of our median employee (excluding our CEO) for our last completed fiscal year, which ended December 31, 2023:

As set forth in the Summary Compensation Table for Fiscal Year 2022, our CEO’s annual total compensation for fiscal year 2023 was $2,136,740. Our median employee’s annual total compensation was $325,675, resulting in a CEO pay ratio of 6.56:1. In calculating the CEO pay ratio, the SEC rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported CEO pay ratio may not be comparable to CEO pay ratios reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their CEO pay ratios.

The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described herein. We identified our employee population as of December 31, 2023, which is a date within the last three months of our last completed fiscal year, including our consolidated subsidiaries. In 2022, we identified our employee population as of October 15, 2022, but changed the identification date to December 31, 2023, to align with the end of the calendar year. After we identified our employee population, we collected and calculated salary information for the employee population for the twelve months trailing December 31, 2023 as our “consistently applied compensation measure”. We annualized the salaries of the employees that were not employed by the Company for the full twelve months. Finally, we identified the median compensated employee and calculated her or his total compensation consistent with the compensation for our CEO in accordance with SEC rules and as reflected in the Summary Compensation Table for Fiscal Year 2023. We did not exclude any non-U.S. employees in calculating our pay ratio or any employees that became our employees as a result of a business combination or acquisition in 2023. Compensation paid in foreign currency was converted to U.S. dollars using average foreign exchange rates for the three months ending December 31, 2023. In determining the median total compensation of all employees, we did not make any cost-of-living adjustments to the compensation paid to any employee outside of the U.S.

74

EXECUTIVE COMPENSATION

Pay Versus Performance

In accordance with the SEC’s Pay Versus Performance (“PVP”) disclosure requirements, below is the tabular disclosure for the CEO, and the average NEO for reporting years 2023, 2022 and 2021, the year the Company first became a reporting company pursuant to Section 13(a) or Section 15(d) of the Exchange Act.

Pay Versus Performance

					Value of Initial Fixed $100
			Average		Investment Based on:			Company
	Summary		Summary	Average	Total	Peer Group		Selected
	Compensation	Compensation	Compensation	Compensation	Shareholder	Total		Measure
	Table Total	Actually Paid	Table Total for	Actually Paid to	Return	Shareholder	Net Income	Bookings
Year(1)	for PEO	to PEO (2)	Non-PEO NEOs	Non-PEO NEOs (2)	(“TSR”)	Return (3)	($Millions) (4)	($Millions) (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$2,136,740	$123,047,077	$9,615,484	$12,090,218	$66	$153	($1,159)	$3,521
2022	$1,141,723	($574,303,416)	$10,820,908	($24,933,746)	$41	$97	($934)	$2,872
2021	$232,786,391	$744,614,451	$17,782,544	$62,958,728	$148	$135	($503)	$2,726

(1)	The PVP table reflects required disclosures for fiscal years 2023, 2022 and 2021, the year the Company first became a reporting company pursuant to Section 13(a) or Section 15(d) of the Exchange Act. The Principal Executive Officer (“PEO”) in all reporting years is David Baszucki. The non-PEO NEOs in the 2023 reporting year are Michael Guthrie, Manuel Bronstein, Craig Donato, Barbara Messing, Mark Reinstra and Daniel Sturman. The non-PEO NEOs in the 2022 reporting year are Michael Guthrie, Daniel Sturman, Barbara Messing and Mark Reinstra. The non-PEO NEOs in the 2021 reporting year are Michael Guthrie, Daniel Sturman, Manuel Bronstein, and Craig Donato.
(2)	“Compensation Actually Paid” (“CAP”) is calculated by taking Summary Compensation Table total compensation: a) less the stock award and stock option grant values; b) plus the year over year change in the fair value of stock and option awards that are unvested as of the end of the year, or vested or were forfeited during the year. The Company has not paid dividends historically and does not sponsor any pension arrangements; thus no adjustments are made for these items. Reconciliation of the Summary Compensation Table total compensation and CAP is summarized in the following table:

	PEO(i)(ii)(iii)
Fiscal Year	2021	2022	2023
SCT Total Compensation	$232,786,391	$1,141,723	$2,136,740
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0	$0	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($232,185,000)	$0	$0
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$562,902,500	$0	$0
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$124,170,175	($505,206,983)	$115,919,544
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$0	$0	$0
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$56,940,386	($70,238,155)	$4,990,793
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	$0
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$744,614,451	($574,303,416)	$123,047,077

75	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

	Average Non-NEO PEO(i)(ii)(iii)
Fiscal Year	2021	2022	2023
SCT Total Compensation	$17,782,544	$10,820,908	$9,615,484
- Change in Pension Value and Above Market Non-Qualified Deferred Compensation	$0	$0	$0
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	($17,250,250)	($10,186,779)	($8,817,183)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$21,196,156	$4,768,744	$6,178,511
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$22,690,135	($18,691,504)	$2,310,013
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$3,744,929	$1,994,756	$1,414,874
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$14,795,214	($13,639,893)	$2,299,886
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$0	$0	($911,367)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$0	$0	$0
Compensation Actually Paid	$62,958,728	($24,933,746)	$12,090,218

i.	The fair value of the CEO Long-Term Performance Award and performance stock units granted in 2022 used to calculate CAP was determined using a Monte Carlo simulation valuation model, in accordance with FASB ASC 718. The fair value of performance stock units granted in 2023 and restricted stock units used to calculate CAP was determined using the grant date fair value, in accordance with FASB ASC 718.
ii.	The fair value of option awards used to calculate CAP was determined using the Black-Scholes option pricing model, in accordance with FASB 718.
iii.	Due to rounding, the total Compensation Actually Paid may not be the precise value obtained by adding and subtracting the numbers in the column.
(3)	The peer group index is comprised of the S&P 500 Information Technology Index, which is the industry line peer group reported in our Annual Report on Form 10 - K filed with the SEC on February 28, 2023.
(4)	Represents the Company's consolidated net loss, which includes the loss attributable to its noncontrolling interest.
(5)	The Company selected financial measure, as required by Item 402(v) of Regulation S-K, is Bookings, which, in our assessment, represents the most important financial measure linking 2023 NEO Compensation Actually Paid to Company performance.

Most Important Metric Used for Linking Pay and Performance

As described in the Compensation Discussion and Analysis, our executive compensation program reflects a pay-for-performance philosophy and compensation decisions are made each year taking into account a number of factors. Target pay levels are primarily set based on individual performance, scope of responsibility, an annual assessment of pay competitiveness within the market, and overall Company performance.   Below is an unranked list of the most important financial performance measures that we use to link Compensation Actually Paid to the Company’s performance in the most recently completed fiscal year:

◼	Bookings
◼	Covenant Adjusted EBITDA
◼	Stock Price

76

EXECUTIVE COMPENSATION

Relationship between CAP and TSR

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP for the reporting year and the Company and S&P 500 Information Technology Index cumulative indexed TSR between March 10, 2021 (the date that our Class A common stock commenced trading on the NYSE) through December 31, 2023:

Relationship between CAP and Net Income (GAAP)

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s GAAP Net Income for the applicable reporting year. The Company’s GAAP Net Income represents the Company's consolidated net loss, which includes the loss attributable to its noncontrolling interest.

77	2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Relationship between CAP and Bookings

The graph below reflects the relationship between the PEO and Average Non-PEO NEO CAP and the Company’s Bookings for the applicable reporting year. The Company’s Bookings represent the sales activity in a given period without giving effect to certain non-cash adjustments, as detailed below. Substantially all of our bookings are generated from sales of virtual currency, which can ultimately be converted to virtual items on the platform. Sales of virtual currency reflected as bookings include one-time purchases or monthly subscriptions purchased via payment processors or through prepaid cards. Bookings are initially recorded in deferred revenue and recognized as revenues over the estimated period of time the virtual items purchased with the virtual currency are available on the platform (estimated to be the average lifetime of a paying user) or as the virtual items purchased with the virtual currency are consumed. Bookings also include an insignificant amount from advertising and licensing arrangements.

Bookings is a non-GAAP financial measure.  For a reconciliation of GAAP Revenue to Bookings see section titled “Non-GAAP Financial Measures”, within Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations from pages 74-75 in our Annual Report on Form 10-K filed on February 21, 2024.

78

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2023. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

	Number of Securities				Number of Securities Remaining
	to be Issued Upon		Weighted-Average		Available for Future Issuance
	Exercise of		Exercise Price of		Under Equity Compensation
	Outstanding Options,		Outstanding Options,		Plans (Excluding Securities
Plan Category	Warrants and Rights		Warrants and Rights		Reflected in the First Column)
Equity compensation plans approved by security holders (1)	92,409,218	(2)	$2.98	(3)	82,188,476	(4)
(1)	Includes the 2004 Plan, the 2017 Plan, the 2020 Plan, and the 2020 Employee Stock Purchase Plan, or the ESPP. The 2004 Plan was terminated effective January 19, 2017, and the 2017 Plan was terminated effective March 2, 2021.
(2)	Includes 40,157,542 shares subject to stock options, 39,846,480 shares subject to RSUs, and 12,405,196 shares subject to PSUs that were outstanding as of December 31, 2023 that were issued under the 2004 Plan, the 2017 Plan or the 2020 Plan, as applicable. The number of shares subject to PSUs outstanding in the table above reflect shares that would be eligible to vest at 100% of target for the CEO Long-Term Performance Award and at maximum (200% of target) for the remaining PSUs, for which the performance achievement had not yet been determined as of December 31, 2023. This number excludes purchase rights accruing under the ESPP.
(3)	RSUs and PSUs, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price. No options were granted during the fiscal year ended December 31, 2023.
(4)	As of December 31, 2023, an aggregate of 66,113,923 shares of Class A common stock were available for issuance under the 2020 Plan and an aggregate of 16,074,553 shares of Class A common stock were available for issuance under the ESPP. The 2020 Plan provides that on the first day of each fiscal year, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 75,000,000 shares, (ii) 5% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, and (iii) such other amount as our Board may determine. The ESPP provides that on the first day of each fiscal year, the number of shares of Class A common stock available for issuance thereunder is automatically increased by a number equal to the least of (i) 15,000,000 shares, (ii) 1% of the outstanding shares of all classes of our common stock as of the last day of our immediately preceding fiscal year, and (iii) such other amount as our Board may determine. On January 1, 2024, the number of shares of Class A common stock available for issuance under the 2020 Plan increased by 31,561,067 shares pursuant to this provision and the number of shares of Class A common stock available for issuance under the ESPP increased by 6,312,213 shares. The increases are not reflected in the table above.

79	2024 PROXY STATEMENT

ITEM 3: Ratification of the Independent Registered Public Accounting Firm

Our ACC has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2024. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2019.

At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Our ACC is submitting the appointment of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Notwithstanding the appointment of Deloitte & Touche LLP, and even if our stockholders ratify the appointment, our ACC, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our ACC believes that such a change would be in the best interests of our Company and our stockholders. If our stockholders do not ratify the appointment of Deloitte & Touche LLP, our Board may reconsider the appointment. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

Vote Required

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024 requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person (including virtually) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

80

RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM

Report of the Audit and Compliance Committee

The Audit and Compliance Committee is a committee of our board of directors comprised solely of independent directors as required by the listing standards of the NYSE and the rules and regulations of the SEC. The composition of the Audit and Compliance Committee, the attributes of its members and the responsibilities of the Audit and Compliance Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. With respect to Roblox’s financial reporting process, Roblox’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing Roblox’s consolidated financial statements. Roblox’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of Roblox’s consolidated financial statements and the effectiveness of Roblox’s internal control over financial reporting. It is the responsibility of the audit and compliance committee to oversee these activities. It is not the responsibility of the Audit and Compliance Committee to prepare Roblox’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit and compliance committee has:

◼	reviewed and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP;
◼	discussed with Deloitte & Touche LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC; and
◼	received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit and compliance committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based on the Audit and Compliance Committee’s review and discussions with management and Deloitte & Touche LLP, the Audit and Compliance Committee recommended to our board of directors that the audited financial statements be included in Roblox’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Respectfully submitted by the members of the Audit and Compliance Committee of the Board:

GINA MASTANTUONO (CHAIR)
CHRISTOPHER CARVALHO
JASON KILAR

This report of the Audit and Compliance Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

81	2024 PROXY STATEMENT

RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

The following table presents fees (in thousands) for professional audit services and other services rendered to our company by Deloitte & Touche LLP for our fiscal years ended December 31, 2022 and 2023.

	2022	2023
Audit Fees(1)	$3,800	$4,233
Audit-Related Fees(2)	—	—
Tax Fees(3)	298	23
All Other Fees(4)	2	2
Total Fees	$4,100	$4,258
(1)	Consists of fees for professional services provided in connection with the audit of our annual consolidated financial statements and effectiveness of internal controls over financial reporting, reviews of our quarterly condensed consolidated financial statements, and services rendered in connection with the filing of our registration statement on Form S-8 and other statutory and regulatory filings or engagements.
(2)	No audit-related fees were incurred during fiscal 2023 or 2022.
(3)	Consists of fees for professional services primarily for tax compliance and tax consulting for 2022 and tax compliance for 2023.
(4)	Consists of software subscription fees.

82

RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTING FIRM

Pre-Approval Policies and Procedures

Our ACC has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our ACC is required to pre-approve all services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All services provided by Deloitte & Touche LLP for our fiscal year ended December 31, 2022 and December 31, 2023, respectively, were pre-approved by our ACC. During the fiscal year ended December 31, 2023, none of the total hours expended on the Company’s financial audit by Deloitte & Touche LLP were provided by persons other than Deloitte & Touche LLP’s full-time permanent employees.

83	2024 PROXY STATEMENT

Transactions with Related Persons

Policies and Procedures for Related Person Transactions

Our ACC has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. Our policy regarding transactions between us and related persons provides that a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our Class A common stock or Class B common stock, in each case since the beginning of the most recently completed year, and any of their immediate family members. Our ACC charter provides that our ACC shall review and approve or disapprove any related party transactions.

Under this policy, all related person transactions may be consummated or continued only if approved or ratified by our ACC. In determining whether to approve or ratify any such proposal, our ACC will take into account, among other factors it deems appropriate, (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party and (ii) the extent of the related person’s interest in the transaction.

The policy grants standing pre-approval of certain transactions, including (i) executive compensation governed by our standard compensation and benefits policies, (ii) director compensation arrangements governed by our standard director compensation policies, (iii) transactions with another company at which a related person’s only relationship is as an employee, other than an executive officer or director, or beneficial owner of less than 10% equity interest of that company, if the aggregate amount involved does not exceed the greater of $200,000 or 2% of the recipient’s consolidated gross revenues, (iv) charitable contributions, grants or endowments by us to a charitable organization, foundation or university where the related person’s only relationship is as an employee, other than an executive officer or director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts, (v) any transaction available to all U.S. employees generally, (vi) transactions where a related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis and (vii) any indemnification or advancement of expenses made pursuant to our charter or bylaws and any agreement.

Transactions with Related Persons in Fiscal Year 2023

We enter into ordinary course commercial dealings with companies that we consider arms-length on terms that are consistent with similar transactions with similar vendors. The ACC has determined that none of our directors had or currently has any direct or indirect material interest in the transaction described below:

Ms. Mastantuono, one of our directors, serves as the Chief Financial Officer of ServiceNow, Inc., which is a vendor. We recognized approximately $775,000 in expenses payable to ServiceNow, Inc. or its subsidiaries in 2023.

Additionally, a child of Mr. David Baszucki and a child of Mr. Reinstra are employed by the Company. The ACC approved the employment of each of these individuals. The employment terms for each of these individuals is consistent with the employment terms of similarly situated employees. The annual compensation for each of these individuals in these entry-level engineering and product management positions consists of annual cash base salary of less than $170,000, a standard new-hire RSU grant with an intended value of less than $275,000 which vests over three years and, starting in the fourth quarter following their commencement of service, annual refresh equity grants with an intended value of less than $100,000 which vests over three years.

84

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 29, 2024 for:

◼	each of our directors;
◼	each of our NEOs;
◼	all of our current directors and executive officers as a group; and
◼	each person or group known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based percentage ownership of our common stock on 590,676,417 shares of our Class A common stock and 48,677,643 shares of our Class B common stock outstanding as of February 29, 2024. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of February 29, 2024 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of February 29, 2024 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

85	2024 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Unless otherwise indicated, the address of each beneficial owner is c/o Roblox Corporation, 970 Park Place, San Mateo, California 94403. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Shares beneficially owned
	Class A		Class B†		Total Voting
	Shares	%	Shares	%	%+
Named Executive Officers and Directors:
David Baszucki(1)	10,694,047	1.8	48,677,643	100.0	62.6
Michael Guthrie(2)	2,034,121	*	—	—	*
Manuel Bronstein(3)	282,675	*	—	—
Craig Donato (4)	460,492	*	—	—
Barbara Messing(5)	390,327	*	—	—	*
Mark Reinstra(6)	715,147	*	—	—	*
Daniel Sturman(7)	1,299,805	*	—	—	*
Gregory Baszucki(8)	14,027,260	2.4	—	—	*
Christopher Carvalho(9)	1,251,317	*	—	—	*
Jason Kilar	—	0	—	—
Anthony P. Lee(10)	62,555,103	10.6	—	—	4.0
Gina Mastantuono(11)	17,463	*	—	—	*
Andrea Wong(12)	44,007	*	—	—	*
All executive officers and directors as group (12 persons)(13)	92,949,452	15.4	48,677,643	100.0	67.7
Greater than 5% Stockholders:
Entities affiliated with Morgan Stanley(14)	64,429,510	10.9	—	—	4.1
Entities affiliated with Altos Ventures(10)	62,555,103	10.6	—	—	4.0
The Vanguard Group(15)	46,264,278	7.8	—	—	3.0
†

The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of Class A common stock.

+

Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock as one class. Each holder of our Class A common stock is entitled to one vote per share, each holder of our Class B common stock is entitled to 20 votes per share. Holders of our Class A common stock and Class B common stock will vote together as one class on all matters submitted to a vote of our stockholders, except as expressly provided in our amended and restated certificate of incorporation or required by applicable law.

(1)	Includes one share of Class A common stock held directly by Mr. Baszucki, 354,167 shares of Class A common stock and 12,781,474 shares of Class B common stock held of record by the 2020 David Baszucki Gift Trust for which Mr. Baszucki’s spouse serves as the party who exercises voting and investment control, 2,233,631 shares of Class A common stock and 23,114,695 shares of Class B common stock held of record by The Freedom Revocable Trust dated February 28, 2017, as amended for which Mr. Baszucki serves as trustee and exercises voting and investment control, 729,167 shares of Class A common stock and 12,781,474 shares of Class B common stock held of record by the 2020 Jan Baszucki Gift Trust for which Mr. Baszucki serves as the party who exercises voting and investment control. Also includes 7,376,206 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024.
(2)	Includes 30,309 shares of Class A common stock held directly by Mr. Guthrie and 61,422 shares of Class A common stock held by the Guthrie Family Irrevocable GST Exempt Trust. Also includes 1,942,390 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024.
(3)	Includes 282,675 shares of Class A common stock held directly by Mr. Bronstein.
(4)	Includes 1,323 shares of Class A common stock held directly by Mr. Donato, 40,000 shares of Class A common stock held of record by the Donato Generation Skipping Trust dated September 4, 2020, for which Mr. Donato serves as trustee, 40,000 shares of Class A common stock held of record by the Donato Family Foundation, for which Mr. Donato as the party who exercises voting and investment control. Also includes 379,169 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024. Mr. Donato resigned from the Company effective September 1, 2023. Information on the number of shares beneficially owned is to the best of the Company’s knowledge based on selected information provided to the Company as of February 29, 2024.
(5)	Includes 74,843 shares of Class A common stock held directly by Ms. Messing. Also includes 315,484 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024. Ms. Messing resigned from the Company effective December 8, 2023. Information on the number of shares beneficially owned is to the best of the Company’s knowledge based on selected information provided to the Company as of February 29, 2024.
(6)	Includes 97,833 shares of Class A common stock held directly by Mr. Reinstra, 72,058 shares of Class A common stock held of record by the San Domenico Trust, for which Mr. Reinstra serves as trustee, 40,000 shares of Class A common stock held of record by each of the Mark L. Reinstra 2023 Annuity Trust and the Susan P. Reinstra 2023 Annuity Trust, for which Mr. Reinstra serves as trustee, and 22,364 shares of Class A common stock held of record by each of the Mark L. Reinstra 2022 Annuity Trust and the Susan P. Reinstra 2022 Annuity Trust, for which Mr. Reinstra serves as trustee. Also includes 420,528 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024.
(7)	Includes 275,249 shares of Class A common stock held directly by Mr. Sturman, 111,982 shares of Class A common stock held of record by Lucy Simon LLC for which the spouse of Mr. Sturman serves as manager and exercises voting and investment control and 111,983 shares of Class A common stock held of record Mo Red LLC for which Mr. Sturman serves as manager and exercises voting and investment control. Also includes 753,563 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024 and 47,028 shares of Class A common stock subject to vested RSU awards which are deferred under the Company’s Deferred Compensation Plan.
(8)	Includes 9,220 shares of Class A common stock held directly by Mr. Baszucki. Includes 1,319,500 shares of Class A common stock held of record by Morgan Stanley Roth IRA as custodian for the Greg Baszucki IRA, 9,786,603 shares of Class A common stock held of record by the Greg and Christina Baszucki Living Trust Agreement

86

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

dated August 18, 2006, for which Mr. Baszucki serves as trustee, 869,250 shares of Class A common stock held of record by Bessemer Trust Company of Delaware, N.A., as trustee of the Crossbow Dynasty Trust, dated November 13, 2020 and 869,250 shares of Class A common stock held of record by Bessemer Trust Company of Delaware, N.A., as trustee of the Morningstar Dynasty Trust, dated November 13, 2020. Mr. Baszucki exercises voting and investment control over all of these shares. Also includes 1,168,650 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024 and 4,787 shares of Class A common stock subject to vested RSU awards which are deferred under the Company’s Deferred Compensation Plan.
(9)	Includes 973,483 shares of Class A common stock held directly by Mr. Carvalho and 160,968 shares of Class A common stock held by the Christopher P. Carvalho Revocable Trust UTD 10/11/2017 for which Mr. Carvalho is the trustee and exercises voting and investment control. Also includes 116,866 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024.
(10)	Based solely on a Schedule 13G/A filed with the SEC on February 14, 2024 reporting stock ownership as of December 31, 2023, includes 4,779,672 shares of record held by Mr. Lee, 4,136,396 shares of record held by Han Kim, 4,711,718 shares of record held by Hodong Nam, 9,605,481 shares of Class A common stock held of record by Altos Ventures IV, LP, 17,324,065 shares of Class A common stock held of record by Altos Ventures IV Liquidity Fund, L.P., 11,535,227 shares of Class A common stock held of record by Altos Roblox SPV 1, LLC, 1,613,506 shares of Class A common stock held of record by Altos Roblox SPV 2, LLC, 375,764 shares of Class A common stock held of record by Altos Ventures IV Reserve Fund, L.P., 8,033,742 shares of Class A common stock held of record by Altos Roblox SPV 2020, LLC, 192,722 shares of Class A common stock held of record by Altos Hybrid 2, LP, 111,112 shares of Class A common stock held of record by Altos Hybrid 4, LP (collectively, the “Altos Funds”) and 135,698 shares of Class A common stock held of record by Altos Ventures Management, Inc. (“AVMI”). The general partner of Altos Hybrid 2, L.P. is Altos Hybrid 2, GP, LLC; the general partner of Altos Hybrid 4, L.P. is Altos Hybrid 4 GP, LLC; the general partner of Altos Ventures IV, L.P., Altos Ventures IV Liquidity Fund, L.P., and Altos Ventures IV Reserve Fund, L.P. is Altos Management Partners IV, LLC (collectively, the “General Partners”). The manager of Altos Roblox SPV 1, LLC, and Altos Roblox SPV 2, LLC is Altos Roblox Management Partners, LLC; the manager of Altos Roblox SPV 2020, LLC is Altos Roblox 2020 Management Partners, LLC (collectively, the “Managers”). Mr. Lee, Han Kim and Hodong Nam, are the managing members of each the General Partners and Managers members of the board of directors of AVMI and collectively share voting and dispositive power with respect to these shares. Mr. Lee is a member of our Board and disclaims beneficial ownership of shares held by the Altos Funds and AVMI. The address of the Altos Funds and AVMI is 250 California Drive, Floor 4, Burlingame, CA 94010.
(11)	Includes 12,676 shares of Class A common stock held directly by Ms. Mastantuono and 4,787 shares of Class A common stock subject to vested RSU awards which are deferred under the Company’s Deferred Compensation Plan.
(12)	Includes 14,007 shares of Class A common stock held by the Andrea L Wong Living Trust. Also includes 30,000 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024.
(13)	Includes 92,949,452 shares of Class A common stock and 48,667,643 shares of Class B common stock beneficially owned by our executive officers and directors. Also includes 11,808,203 shares of Class A common stock subject to outstanding options which are exercisable within 60 days of February 29, 2024 and held by our executive officers and directors and 56,602 shares of Class A common stock subject to vested RSU awards which are deferred under the Company’s Deferred Compensation Plan and held by our executive officers and directors.
(14)	Based solely on a Schedule 13G/A filed with the SEC on February 9, 2024 reporting stock ownership as of December 31, 2023, consists of: (i) 33,051,102 shares of Class A common stock held of record by Morgan Stanley, of which Morgan Stanley reported that it had shared voting power with respect to 29,138,176 shares and had shared dispositive power with respect to 33,051,102 shares; and (ii) 31,378,408 shares of Class A common stock held of record by Morgan Stanley Investment Management Inc., of which Morgan Stanley Investment Management Inc. reported that it had shared voting power with respect to 27,530,370 shares and had shared dispositive power with respect to 31,378,408 shares. The address of each of Morgan Stanley and Morgan Stanley Investment Inc. is 1585 Broadway, New York, NY 10036.
(15)	Based solely on a Schedule 13G/A filed on February 19, 2024 reporting stock ownership as of December 29, 2023. The Vanguard Group reported that it has sole voting power over no shares of Class A common stock, sole dispositive power with respect to 45,221,399 shares of Class A common stock, shared voting power of 329,939 shares of Class A common stock and shared dispositive power of 1,042,879 shares of Class A common stock. The address of the Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

87	2024 PROXY STATEMENT

Questions and Answers About the Proxy Materials and 2024 Annual Meeting

ROBLOX CORPORATION
PROXY STATEMENT
FOR 2024 ANNUAL MEETING OF STOCKHOLDERS
to be held at 8:00 a.m. Pacific Time on Thursday, May 30, 2024

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Annual Meeting. The Annual Meeting will be held on Thursday, May 30, 2024 at 8:00 a.m. Pacific Time. The Annual Meeting will be conducted virtually via live audio webcast. You will be able to attend the Annual Meeting virtually by visiting https://web.lumiagm.com/215721927 (password: roblox2024), where you will be able to listen to the meeting live, submit questions, and vote online. For stockholders of record, to vote in the Annual Meeting, you will need the control number included on your Notice or proxy card. If you are a street name stockholder you, you will need to obtain a legal proxy from  your broker, bank, or other nominee in order to vote your shares at the Annual Meeting. The Notice containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 11, 2024 to all stockholders entitled to vote at the Annual Meeting. These proxy materials and our annual report can be accessed by following the instructions in the Notice.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on?

You are being asked to vote on:

◼	the election of two Class III directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified;
◼	a proposal to approve, on an advisory basis, the compensation of our NEOs;
◼	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
◼	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our Board recommends a vote:

◼	“FOR” the election of the Class III director nominees named in this proxy statement;
◼	“FOR” the approval, on an advisory basis, of the compensation of our NEOs; and
◼	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

88

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2024 ANNUAL MEETING

How many votes are needed for approval of each proposal?

Proposal No. 1: Each director is elected by a plurality of the voting power of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote. “Plurality” means that the two nominees who receive the largest number of votes cast “for” such nominees are elected as directors. As a result, any shares not voted “for” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.

Proposal No. 2: The approval, on an advisory basis, of the compensation of our NEOs requires the affirmative vote of at least a majority of the voting power of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. Because this proposal is an advisory vote, the result will not be binding on our Board or our company. Our Board and the LDCC will consider the outcome of the vote when determining named executive officer compensation.

Proposal No. 3: The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, requires the affirmative “For” vote of a majority of the voting power of the shares of our common stock present in person (including virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are considered shares present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Broker non-votes will have no effect on the outcome of this proposal. You may vote “For,” “Against,” or “Abstain” with respect to this proposal.

Who is entitled to vote?

Holders of our Class A common stock and Class B common stock as of the close of business on April 1, 2024, the record date for the Annual Meeting, may vote at the Annual Meeting. As of the record date, there were 591,055,465 shares of our Class A common stock outstanding and 48,677,643 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors. Each share of Class A common stock is entitled to one vote on each proposal and each share of Class B common stock is entitled to 20 votes on each proposal. Our Class A common stock and Class B common stock are collectively referred to in this proxy statement as our “common stock.”

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Equiniti Trust Company LLC (“Equiniti”), you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock live at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”

Are a certain number of shares required to be present at the annual meeting?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware law. The presence in person, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting

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will constitute a quorum at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

◼	by Internet prior to the Annual Meeting at www.voteproxy.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on May 29, 2024 and follow the on-screen instructions (have your proxy card in hand when you visit the website, and use the Company Number and Account Number shown to the right);
◼	by toll-free telephone at 1-800-PROXIES (1-800-776-9437) in the United States and Canada or 1-718-921-8500 from other countries from any touch-tone telephone and follow the instructions, until 11:59 p.m. Eastern time on May 29, 2024 (have your proxy card in hand when you call and use the Company Number and Account Number shown to the right);
◼	by completing and mailing your proxy card (if you received printed proxy materials); or
◼	by attending the Annual Meeting virtually by visiting https://web.lumiagm.com/215721927 (password: roblox2024), where, if you are a stockholder of record, you may vote and submit questions during the meeting (please have your Notice and proxy card in hand when you visit the website and use the Control Number shown to the right), but if you are a street name stockholder, you will need to obtain a legal proxy from your broker, bank or other nominee in order to vote your shares at the Annual Meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may attend, listen, and ask questions in the Annual Meeting but you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will generally have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you (and failure to provide instructions on these matters will result in a “broker non-vote”).

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

◼	entering a new vote by Internet or by telephone; completing and returning a later-dated proxy card; notifying the Corporate Secretary of Roblox Corporation, in writing, at Roblox Corporation, 970 Park Place, San Mateo, California 94403; or attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
◼	if you are a street name stockholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the annual meeting?

If you are a stockholder of record, you will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting https://web.lumiagm.com/215721927. To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card.

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If you are a street name stockholder and your voting instruction form or Notice indicates that you may vote your shares through the www.voteproxy.com website, then you may access and participate in the annual meeting with the control number indicated on that voting instruction form or Notice. Otherwise, street name stockholders will need to obtain a legal proxy from their broker, bank, or other nominee in order to vote their shares at the Annual Meeting. Street name stockholders who do not obtain a legal proxy will still be able to attend, listen, and ask questions in the Annual Meeting as a guest live by visiting https://web.lumiagm.com/215721927 and entering the requested information, but will not be able to vote their shares.

The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:00 a.m. Pacific Time, and you should allow ample time for the check-in procedures.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. David Baszucki and Michael Guthrie have been designated as proxy holders by our Board. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy, as described above.

Why did i receive a notice of internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 11, 2024 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our annual meetings of stockholders.

How are proxies solicited for the annual meeting?

Our Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our Board and employees may also solicit proxies by telephone, by electronic communication, or by other means of communication. Our Board and employees will not be paid any additional compensation for soliciting proxies.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

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I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may i obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials, to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials, to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at:

Roblox Corporation
Attention: Corporate Secretary
970 Park Place,
San Mateo, California 94403

Street name stockholders may contact their broker, bank, or other nominee to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices not later than December 12, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The address of our principal executive offices is:

Roblox Corporation
Attention: Corporate Secretary
970 Park Place
San Mateo, California 94403

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for the 2025 annual meeting of stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

◼	not earlier than January 30, 2025; and
◼	not later than March 1, 2025.

In the event that we hold the 2025 annual meeting of stockholders more than 25 days from the one-year anniversary of the Annual Meeting, a notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by the Corporate Secretary at our principal executive offices:

◼	not earlier than the 120th day prior to the 2025 annual meeting of stockholders; and
◼	not later than the 10th day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made by us.

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If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

Holders of 1% of our fully diluted capitalization for at least 12 months prior to the submission of the recommendation may recommend director candidates for consideration by our NCGC. Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our General Counsel or legal department at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations and Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

In addition to satisfying the requirements of our amended and restated bylaws, stockholders who intend to nominate directors other than the directors we have nominated, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

Availability of bylaws

A copy of our amended and restated bylaws is available via the SEC’s website at http://www.sec.gov or on our investor relations website at http://ir.roblox.com/governance/governance-documents. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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Other Matters

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2023, all executive officers, directors and greater than 10% stockholders complied with all applicable SEC filing requirements, except a Form 4 reflecting one transaction for Amy Rawlings that was filed late due to an administrative error.

Fiscal Year 2023 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2023 are included in our Annual Report on Form 10-K, which was filed with the SEC and which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at ir.roblox.com and are available from the SEC on its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Roblox Corporation, Attention: Investor Relations, 970 Park Place, San Mateo, California 94403.

* * *

The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Mateo, California
April 11, 2024

94

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF CLASS III DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230300000000001000 3 053024 COMPANY NUMBER ACCOUNT NUMBER ANNUAL MEETING OF STOCKHOLDERS OF ROBLOX CORPORATION May 30, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24055 1. Election of Class III Directors: O Anthony P. Lee O Andrea Wong FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/215721927 (password: roblox2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 2. Advisory Vote on the Compensation of our Named Executive Officers. 3. Ratification of Independent Registered Public Accounting Firm. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

ANNUAL MEETING OF STOCKHOLDERS OF ROBLOX CORPORATION May 30, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24055 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF CLASS III DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230300000000001000 3 053024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Class III Directors: O Anthony P. Lee O Andrea Wong 2. Advisory Vote on the Compensation of our Named Executive Officers. 3. Ratification of Independent Registered Public Accounting Firm. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2 and 3. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ROBLOX CORPORATION Annual Meeting of Stockholders May 30, 2024, 8:00 AM Pacific Time This proxy is solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders The undersigned hereby appoint(s) David Baszucki and Michael Guthrie, or any one of them, as proxies, each with full power of substitution and revocation to each, for and in the name of the undersigned with all the powers the undersigned would possess if personally present, to vote, as designated on the proposals referred to on the reverse side hereof, all of the shares of capital stock of Roblox Corporation that the undersigned is/are entitled to vote at the annual meeting of its stockholders to be held at 8:00 a.m., Pacific Time, on May 30, 2024, at https://web.lumiconnect.com/215721927 (password: roblox2024) and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The above named proxies are authorized to vote in their discretion upon such other business as may properly come before said meeting or any adjournments or postponements thereof. (Continued and to be signed on the reverse side) 1.1